UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                        Securities Exchange Act of 1934


Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[X]   Preliminary Proxy Statement

[_] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

[_]   Definitive Proxy Statement

[_]   Definitive Additional Materials

[_]   Soliciting Material Pursuant to Section 240.14a-12


                           AMERICAN VANTAGE COMPANIES
                (Name of Registrant as Specified In Its Charter)

                                 NOT APPLICABLE
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]   No fee required.

[_]   Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

      1)    Title of each class of securities to which transaction applies:

      2)    Aggregate number of securities to which transaction applies:

      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

      4)    Proposed maximum aggregate value of transaction:

      5)    Total fee paid:

[_]   Fee paid previously with preliminary materials.

[_] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule, and the date of its filing.

      1)    Amount Previously Paid:

      2)    Form, Schedule or Registration Statement No.:

      3)    Filing Party:

      4)    Date Filed:

                           AMERICAN VANTAGE COMPANIES

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 11, 2004

To the Stockholders of
 American Vantage Companies:

NOTICE IS HEREBY GIVEN that the Annual Meeting (the "Annual Meeting") of Stockholders of American Vantage Companies (the "Company") will be held at the Fairmont Miramar Hotel, located at 101 Wilshire Boulevard, Santa Monica, California, on Friday, June 11, 2003, commencing at 9:00 a.m. (local time), for the following purposes:

1. To elect two persons to the Board of Directors of the Company as Class A directors, to serve until the third succeeding annual meeting of stockholders of the Company following the Annual Meeting or until such person shall resign, be removed or otherwise leave office;

2. To consider and act upon a proposal to increase the number of shares available under the Company's 2003 Equity Incentive Plan;

3. To consider and act upon a proposal to implement the Company's 2004 Employee Stock Purchase Plan; and

4. To consider and act upon any other proposal as may properly come before the Annual Meeting.

The foregoing matters are more fully described in the Proxy Statement accompanying this Notice, to which your attention is directed.

Only stockholders of record on the books of the Company at the close of business on May 3, 2004 will be entitled to vote at the Annual Meeting. You are requested to sign, date and return the enclosed proxy card at your earliest convenience in order that your shares may be voted for you as specified.


                                         By Order of the Board of Directors,


                                         Ronald J. Tassinari, Secretary


May 11, 2004
Las Vegas, Nevada

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

                           AMERICAN VANTAGE COMPANIES
                            4735 SOUTH DURANGO DRIVE
                                    SUITE 105
                             LAS VEGAS, NEVADA 89147

                                 PROXY STATEMENT
                         ANNUAL MEETING OF STOCKHOLDERS
                                  JUNE 11, 2004


The 2004 Annual Meeting of Stockholders of American Vantage Companies, a Nevada corporation, will be held on Friday, June 11, 2004, at the Fairmont Miramar Hotel, located at 101 Wilshire Boulevard, Santa Monica, California, commencing at 9:00 a.m., local time, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. THIS PROXY STATEMENT IS BEING FURNISHED IN CONNECTION WITH THE SOLICITATION OF PROXIES BY AND ON BEHALF OF OUR BOARD OF DIRECTORS FOR USE AT THE ANNUAL MEETING, AND AT ANY ADJOURNMENTS AND POSTPONEMENTS OF THE ANNUAL MEETING. We will bear the entire costs of such solicitation. The approximate date on which this proxy statement and the enclosed proxy card are being first mailed to our stockholders is May 11, 2004.

If the proxy card in the accompanying form is duly completed, executed, dated and returned, the shares represented by such proxy card will be voted as specified, subject to any applicable voting or irrevocable proxy agreements. Any person executing a proxy card may revoke it prior to its use. You are directed to the section entitled "Procedure for Voting by Proxy" for further information concerning a stockholder's ability to vote by proxy and to revoke a proxy once given.

Throughout this proxy statement, the terms "we," "us," "our" and "our company" refers to American Vantage Companies and, unless the context indicates otherwise, our subsidiaries on a consolidated basis; and "you" and "your" refers to the stockholders of our company.

RECORD DATE

We have established May 3, 2004 as the record date for the annual meeting. Only holders of record of our voting securities at the close of business on such date will be eligible to vote at the annual meeting. Our common stock currently is the only class of our securities entitled to be voted at the annual meeting. A list of stockholders entitled to vote at the annual meeting will be available for examination by any stockholder, for any purpose relating to the annual meeting, at our executive offices during ordinary business hours for the ten days immediately prior to the annual meeting. The stockholder list also will be available for examination at the annual meeting.

PROPOSALS TO BE CONSIDERED AT THE MEETING

You will be asked to consider and vote at the annual meeting on the matters listed in the accompanying Notice of Annual Meeting of Stockholders and described in this proxy statement.

We do not expect that any other matter will be brought before the annual meeting. If, however, other matters are properly presented, the individuals named on your proxy card will vote on these other matters in accordance with their judgment and to the extent permitted by applicable law.

VOTE REQUIRED TO APPROVE THE PROPOSALS

Holders of our common stock are entitled to one vote per share on each of the proposals scheduled for vote at the annual meeting. We had issued and outstanding shares of 5,704,107 of our common stock as of the record date. Accordingly, there are 5,704,107 votes eligible to be cast at the annual meeting.

The election of directors (proposal number 1) is by a plurality of votes cast. Approval of the increase in the number of shares available for issuance under our 2003 Equity Incentive Plan (proposal number 2) and approval of our 2004

Employee Stock Purchase Plan (proposal number 3) each requires the affirmative vote of a majority of the votes actually cast on such matter.

Abstentions will not be included in the vote totals and, in instances where brokers are prohibited from exercising discretionary authority for beneficial owners who have not returned a proxy card to the brokers, so called "broker non-votes," those votes will not be included in the vote totals for purposes of determining whether proposals have received the requisite number of affirmative votes cast. Therefore, abstentions and broker non-votes will have no effect on the vote on all of the proposals scheduled for vote at the annual meeting. Abstentions and broker non- votes, however, will be counted in the determination of whether a quorum exists for the purposes of transacting business at the annual meeting.

Our directors, director-nominees and executive officers control approximately 28.7% of the voting power entitled to be cast at the annual meeting. We anticipate that these directors and executive officers will cast all of their votes in favor of each of the director-nominees and company proposals being considered at the annual meeting.

QUORUM

We must have a quorum in order to carry on business at the annual meeting. Under our bylaws, as amended through the record date, we must have present, in person or by proxy, holders of at least a majority of the entire number of votes entitled to be cast at the annual meeting in order for a quorum to exist. Accordingly, we must have present, in person or by proxy, holders owning of record at least 2,852,054 shares of our common stock in order for any business to be conducted at the annual meeting. Abstentions and broker non-votes will count for quorum purposes.

PROCEDURE FOR VOTING BY PROXY

A form of proxy card is enclosed for your use. To vote without attending the annual meeting in person, you should complete, sign, date and return the proxy card in the accompanying envelope, which is postage-paid if mailed in the United States.

If you properly fill in your proxy card in the accompanying form and send it to us in time to be voted, your shares will be voted as you have directed on the proxy card, subject to any applicable voting or irrevocable proxy agreements to which you may be a party. If you sign the proxy card, but do not make specific choices, the individuals named on your proxy card will vote your shares FOR approval of each of the company proposals scheduled for vote at the annual meeting.

You can still vote in person at the annual meeting, even if you have completed and returned a proxy. You may revoke your proxy at any time before it is voted by:

o     submitting a new proxy with a later date;

o     by voting in person at the annual meeting; or

o     by filing with our corporate secretary a written revocation of the proxy.

Attendance at the annual meeting will not of itself constitute revocation of a proxy. You must note your appearance with the inspector(s) of election, tell the inspector(s) that you previously granted a proxy with respect to the annual meeting, which you are revoking and request a ballot in order to personally vote at the annual meeting.

If you hold shares through a broker, you should contact your broker to determine the procedures through which you can vote your shares in person.

                  STOCK OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

Our common stock is the only class of our voting securities presently outstanding.

The following table sets forth information with respect to the beneficial ownership of shares of our common stock as of the record date for the annual meeting by:

o each person known by us to beneficially own 5% or more of the outstanding shares of such class of stock, based on filings with the Securities and Exchange Commission and certain other information,

o     each of our "named executive officers" and directors, and

o     all of our executive officers and directors as a group.

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting and investment power. In addition, under SEC rules, a person is deemed to be the beneficial owner of securities which may be acquired by such person upon the exercise of options and warrants or the conversion of convertible securities within 60 days from the date on which beneficial ownership is to be determined.

The term "named executive officers" is defined in the SEC rules as those executive officers who are required to be listed in the Summary Compensation Table provided in the discussion in this proxy statement concerning proposal number 1.

Except as otherwise indicated in the notes to the following table,

o we believe that all shares are beneficially owned, and investment and voting power is held by, the persons named as owners, and

o the address for each beneficial owner listed in the table is American Vantage Companies, 4735 S. Durango Dr., Suite #105, Las Vegas, Nevada, 89147.

                                                                  Amount and Nature of             Percentage of
Name and Address of Stockholder                                   Beneficial Ownership          Outstanding Shares
-------------------------------                                   --------------------          ------------------
YaYa, LLC (1) .................................................        824,811 (2)                     14.5
Ronald J. Tassinari (3) .......................................        555,329 (2) (4)                  9.6
Audrey K. Tassinari (5) .......................................        555,329 (2) (6)                  9.6
Rosalind Davidowitz (7) .......................................        491,147 (8)                      8.6
Engex, Inc. (9) ...............................................        474,500 (10)                     8.3
Jay H. and Sharyn Brown (11) ..................................        348,211 (12)                     6.0
Stephen K. Bannon (13) ........................................        200,000 (2) (14)                 3.4
Jeanne Hood (15) ..............................................         77,501 (2) (16)                 1.3
Anna M. Morrison (17) .........................................         50,000 (18)                     0.9
Steven G. Barringer (19) ......................................         45,000 (2) (20)                 0.8
Randolph C. Read (21) .........................................         25,000 (2) (22)                 0.4
Keith Ferrazzi (23) ...........................................              0                          0.0
James Clarke (24) .............................................              0                          0.0
Matthew P. Smith (25) .........................................              0                          0.0

All executive officers and directors as a group
   (ten persons) (26)..........................................      1,777,641 (27)                    28.7

-----------

(1) The address for YaYa, LLC is 1250 4th Street - Suite 580, Santa Monica, California 90401.

(2) YaYa, LLC has granted our board of directors a limited power to direct how YaYa, LLC is to vote its shares of our common stock pursuant to a voting agreement dated as of April 16, 2003. This power has been granted to our board as a group, and not to any individual director. We believe that such voting power is not held by any individual since our board is required to act by plurality. As such, no individual director named in this stockholder table is listed as the beneficial owner of the 824,811 shares owned by YaYa, LLC as of the record date.

(3) Mr. Tassinari is Chairman the Board of Directors, President and Chief Executive Officer of our company. Mr. Tassinari is the husband by Audrey
      K. Tassinari, a director of our company.

(4) Includes (a) 3,698 shares of our common stock owned of record by Mr. Tassinari, his spouse and child, as joint tenants, (b) 443,293 shares owned by the Tassinari Family Trust, a family trust in which Mr. Tassinari and his wife are trustees and beneficiaries, (c) 80,555 shares issuable upon exercise of options granted to

      Mr. Tassinari, which shares are exercisable within the 60 days following the record date for the annual meeting, and (d) 27,778 shares issuable upon exercise of options granted to Mr. Tassinari's wife, which shares are exercisable within the next 60 days. Mr. Tassinari disclaims beneficial ownership to the (x) 27,778 shares of our common stock underlying options granted his wife and (y) 221,646 shares held by the Tassinari Family Trust in excess of his pecuniary interest in such trust. Does not include 250,000 shares issuable upon exercise of an option granted to Mr. Tassinari which shares not exercisable within the 60 days following the record date for the annual meeting.

(5) Ms. Tassinari resigned as our Executive Vice President, effective July 31, 2002. Ms. Tassinari continues to serve as one of our directors. Ms. Tassinari is the wife of Ronald J. Tassinari.

(6) Includes (a) 3,698 shares of our common stock owned of record by Ms. Tassinari, her spouse and child as joint tenants, (b) 443,293 shares owned by the Tassinari Family Trust, a family trust in which Ms. Tassinari and her husband are trustees and beneficiaries, (c) 27,778 shares issuable upon exercise of options granted to Ms. Tassinari, which shares are exercisable within the next 60 days, (d) 80,555 shares issuable upon exercise of options granted to Ms. Tassinari's husband which are exercisable within the next 60 days and (e) five shares held of record by Ms. Tassinari's husband. Ms. Tassinari disclaims beneficial ownership to the (x) 80,555 shares of our common stock underlying options granted her husband, (y) 221,647 shares held by the Tassinari Family Trust in excess of her pecuniary interest in such trust and (z) the shares held of record by Ms. Tassinari's husband. Does not include 250,000 shares issuable upon exercise of options granted to Ms. Tassinari's husband which are not exercisable within the 60 days following the record date for the annual meeting.

(7) The address of Rosalind Davidowitz is 7 Sutton Place South, Lawrence, New York 11563.

(8) According to the Schedule 13G/A of Rosalind Davidowitz filed with the SEC on February 11, 2004, Ms. Davidowitz claims to have sole voting and dispositive powers with respect to 478,874 shares of our common stock owned directly by her and that she may be deemed the beneficial owner of 12,300 shares owned by J. Morton Davis, Mrs. Davidowitz's husband. Ms. Davidowitz's Schedule 13G/A states that Mr. Davis has the sole power to dispose or to direct the disposition of the 12,300 shares owned by him. The shares listed in the principal stockholders table are limited to those shares set forth in Ms. Davidowitz's Schedule 13G as being beneficially owned by her. See note (10) for further information concerning Ms. Davidowitz's ownership interest in Engex, another stockholder of our company, and other related matters.

(9)   The address for Engex, Inc. is 44 Wall Street, New York, New York 10005.

(10) According to the Schedule 13D of Engex, Inc. filed with the SEC on July 10, 2003, Engex claims to have sole voting and dispositive power with respect to 474,500 shares of our common stock. Such amount does not include 12,300 shares owned directly by the chairman of Engex, Inc., J. Morton Davis, or 478,874 shares owned by Mr. Morton's wife, Rosalind Davidowitz. According to the proxy statement of Engex filed with the SEC on January 22, 2004, the principal stockholders of Engex are (a) Mr. Davis, the reported beneficial owner of 6.2% of the outstanding common stock of Engex, (b) Ms. Davidowitz, the reported beneficial owner of 28.2% of the outstanding common stock of Engex, (c) Kinder Investments L.P., the reported beneficial owner of 11.2% of the outstanding common stock of Engex, and (d) Venturetek LP, the reported beneficial owner of 11.4% of the outstanding common stock of Engex. The Engex proxy statement also reports that Dov Perlysky, the managing member of the general partner of Kinder Investments, is the son-in-law of Mr. Davis and Ms. Davidowitz. According to the Schedule 13G/A of Kinder Investments, Nesher, LLC and Dov Perlysky filed with the SEC on July 24 2003, Kinder Investments is the owner of an additional 274,100 shares of our common stock and Mr. Perlysky, the managing member of the general partner of Kinder Investments, has sole voting and dispositive powers with respect to such 274,100 shares. The shares listed in the principal stockholders table are limited to those shares set forth in the Schedule 13D of Engex as being beneficially owned by Engex. See note (8) for further information with respect to Ms. Davidowitz's ownership interest in our outstanding common stock.

(11) These stockholders hold 260,711 shares of our common stock of record as tenants-in-common. Mr. Brown provides legal services to us and is a member of the advisory group we formed to assist our management in evaluating merger and acquisition candidates. The address for Mr. and Ms. Brown is 1801 Waldman Avenue, Las Vegas, Nevada 89102.

(12) Includes 87,500 shares which are issuable upon exercise of an option granted to Mr. Brown, which shares are exercisable within the next 60 days.

(13) Mr. Bannon is Vice-Chairman of our board of directors. Mr. Bannon also is a member of the advisory group we formed to assist our management in evaluating merger and acquisition candidates.

(14) Represents 200,000 shares of our common stock issuable upon exercise of options granted to Mr. Bannon, which shares are exercisable within the next 60 days.

(15)  Ms. Hood is a director of our company.

(16) Includes 60,834 shares of our common stock issuable upon exercise of options granted to Ms. Hood which are exercisable within the next 60 days.

(17)  Ms. Morrison became our Chief Accounting Officer on April 16, 2003.

(18) Represents 50,000 shares of our common stock issuable upon exercise of an option granted to Ms. Morrison, which shares are exercisable within the next 60 days. Does not include 10,000 shares issuable upon exercise of an option granted to Mr. Morrison which shares not exercisable within the 60 days following the record date for the annual meeting.

(19)  Mr. Barringer is a director of our company.

(20) Represents 45,000 shares of our common stock issuable upon exercise of an option granted to Mr. Barringer, which shares are exercisable within the next 60 days.

(21)  Mr. Read became a director of our company on May 20, 2003.

(22) Includes 25,000 shares of our common stock issuable upon exercise of an option granted to Mr. Read, which shares are exercisable within the next 60 days.

(23) Mr. Ferrazzi became the Chief Executive Officer of YaYa Media, Inc., a wholly-owned subsidiary of our company, on April 16, 2003.

(24) Mr. Clarke became the Chief Operating Officer and Chief Financial Officer of YaYa Media, Inc., a wholly-owned subsidiary of our company, on April 16, 2003.

(25) Mr. Smith became the Chief Financial Officer of American Vantage Media Corporation, a wholly-owned subsidiary of our company, on April 19, 2004.

(26)  Includes only current executive officers and directors.

(27) Includes those shares beneficially owned by our current executive officers and directors, as set forth in notes (2), (4), (6), (14), (16), (18), (20)
      and (22).


                                PROPOSAL NUMBER 1

                              ELECTION OF DIRECTORS

Our board of directors currently is divided into three classes. Under our bylaws as currently in effect, each class of directors is to be as nearly equal in number as possible, with no class having fewer than 25% of the total number of our directors. Each director, no matter what class, is elected to serve for a three-year term, unless the director shall resign, become disqualified, disabled or shall otherwise be removed from office. Only a plurality of votes cast is necessary for the election of directors.

Set forth below are the members of each class of our directors and the year in which the term of each director class expires.


             CLASS A                                   CLASS B                                CLASS C
         (TO SERVE UNTIL                           (TO SERVE UNTIL                        (TO SERVE UNTIL
       THE ANNUAL MEETING                        THE ANNUAL MEETING                     THE ANNUAL MEETING
    OF STOCKHOLDERS IN 2004)                  OF STOCKHOLDERS IN 2006)               OF STOCKHOLDERS IN 2005)
    ------------------------                  ------------------------               ------------------------
       Audrey K. Tassinari                        Stephen K. Bannon                     Steven G. Barringer
       Ronald J. Tassinari                        Randolph C. Read                          Jeanne Hood


DIRECTOR-NOMINEES FOR THE 2004 ANNUAL MEETING

Our board of directors has nominated Audrey K. Tassinari and Ronald J. Tassinari for election at the annual meeting as our sole Class A directors.

Shares represented by executed proxy cards in the form accompanying this proxy statement will be voted, if authority to do so is not withheld, for the election of Audrey K. Tassinari and Ronald J. Tassinari as the Class A directors of our company, unless such nominee shall be unavailable, in which case such shares will be voted for the substitute nominees designated by our board of directors. Our board of directors has no reason to believe that Ms. Tassinari or Mr. Tassinari will be unavailable or, if elected, will decline to serve.

INFORMATION CONCERNING OUR DIRECTORS AND EXECUTIVE OFFICERS

Set forth below is a brief description of the background of each of our current directors and executive officers, based on information provided to us by them.

                                    Principal Positions and                                               Director
Name                        Age     Offices with our Company                                                Since
----                        ---     ------------------------                                                -----
Ronald J. Tassinari         60      Chief Executive Officer, President, Chairman of the Board of            1979
Directors

Stephen K. Bannon           49      Chief Executive Officer of American Vantage Media Corporation,
                                    Vice-Chairman of the Board of Directors                                 2002

Steven G. Barringer         48      Director (Corporate Governance Liaison)                                 1998

Jeanne Hood                 76      Director (Chairwoman of the Audit Committee)                            1994

Randolph C. Read            51      Director (Chairman of the Compensation Committee)                       2003

Audrey K. Tassinari         64      Director                                                                1985

Anna M. Morrison            48      Chief Accounting Officer                                                 n/a

Alfred B. Cattabiani        46      Division Chief Executive Officer                                         n/a

Keith Ferrazzi              37      Chief Executive Officer of YaYa Media, Inc.                              n/a

James Clarke                40      Chief Operating Officer and Chief Financial Officer of YaYa Media, Inc.  n/a

Matthew P. Smith            37      Chief Financial Officer of American Vantage Media Corporation            n/a

RONALD J. TASSINARI has served as our Chief Executive Officer, President and Chairman of the Board of Directors since our formation in August 1979. Mr. Tassinari also is a member of the advisory group we formed to evaluate mergers and acquisition candidates. Mr. Tassinari is the husband of Audrey K. Tassinari, a director of our company.

STEPHEN K. BANNON has served as our Chief Executive Officer of American Vantage Media Corporation, a wholly- owned subsidiary of American Vantage Companies, since May 1, 2004. From January 2004 to April 2004, he provided executive and management for our company as a consultant. From April 2002 to December 2003, Mr. Bannon served as Head, Strategic Advisory Services for The Firm, a leading talent management company in the entertainment and media industries. Mr. Bannon served as a Managing Director and head of media and entertainment investment banking at Jefferies & Company, Inc., an institutional brokerage and investment bank for middle market growth companies, from July 2000 to April 2002. He served as the Chief Executive Officer of Bannon & Co., Inc., an investment banking firm specializing in the entertainment, media and communications industries, from April 1990 through July 1998. Mr. Bannon served as Vice-Chairman of the Board of Directors and Chairman of the Executive Committee of First Look Media, Inc. from October 1996 to June 2000 and a director and a member of the Executive Committee of First Look Media, Inc. from December 1993 to February 2004. First Look Media, Inc. specializes in the acquisition and direct distribution of, and worldwide license and sale of distribution rights to, independently produced feature films in a wide variety of genres. Mr. Bannon currently serves on the Board of Directors of Axiom Navigation Inc., a privately held company in the global positioning satellite communications industry.

STEVEN G. BARRINGER has been a member of the government relations firm of MGN, Inc. (formerly McClure, Gerard & Neuenschwander, Inc.) in Washington, D.C. since November 2000. Mr. Barringer also has maintained his own law practice, Steven G. Barringer, P.L.L.C., in Washington, D.C. since November 2000. He was a member of the law firm of Dickstein Shapiro Morin & Oshinsky, LLP, in Washington, D.C., from April 1999 to October 2000, and Singer, Brown and Barringer, in Las Vegas, Nevada, from January 1996 to April 1999, practicing natural resources and environmental law.

JEANNE HOOD has been Chairwoman of our Audit Committee since March 2002. Ms. Hood was a gaming consultant to our company from 1994 to April 2000. She has served as a director of Southwest USA Bank since January 2000. She also served as a director of Pioneer Citizens Bank (a Nevada state-wide bank) from February 1994 until its merger in 2000 with Zions First National Bank, a subsidiary of Zions Bancorporation which operates more than 400 full-service banking offices in Arizona, California, Colorado, Idaho, Nevada, New Mexico, Utah and Washington. From 1977 to 1993, Ms. Hood served as President and Chief Executive Officer of Four Queens, Inc., a wholly-owned subsidiary of Elsinore Corporation, which subsidiary owns and operates the Four Queens Hotel Casino in Las Vegas, Nevada.

RANDOLPH C. READ was elected to our board of directors on May 20, 2003. He has been the President and Chief Executive Officer of American Strategic Investments, L.P., an investment fund that focuses on established commercial business operations and investing in both debt and/or equity of those entities, since 2002. Mr. Read served as President of Knowledge Universe Business Group and President of Knowledge Universe Capital Co. from 1999 to 2002. Mr. Read currently is a consultant to certain Knowledge Universe entities and their affiliated companies. In 1999, he was Chairman of the Board of Shopping.com, Inc., an internet retailer, prior to its sale to Compac Computer Corp. Mr. Read is on the Board of Directors of various private corporations.

AUDREY K. TASSINARI served as our Executive Vice President from April 1986 until July 2002, when she resigned such position in connection with our corporate restructuring. During her tenure as one of our executive officers, Ms. Tassinari was responsible for our management and employee training programs for the Table Mountain Casino. From 1989 to 1999, the casino's staff grew from approximately 45 employees to 850 employees. From 1973 to 1985, Ms. Tassinari held a number of management positions within the hotel and casino industry. Ms. Tassinari is the wife of Ronald J. Tassinari, our Chief Executive Officer, President and Chairman of the Board of Directors.

ANNA M. MORRISON was appointed our Chief Accounting Officer in April 2003. From August 2002 to April 2003, she provided financial and accounting services for our company as an outside consultant. She was the President of Morrison Business Resources, Inc. and an associate with Resources Connection, Inc. and Robert Half International, Inc. from 1997 to August 2002. Ms. Morrison served as a manager and an associate for Price Waterhouse LLP, a predecessor of PricewaterhouseCoopers LLP from 1987 to 1992 and from 1993 to 1996. Ms. Morrison is a Certified Public Accountant and received B.S. degrees in business administration - accounting and speech communications from Southern Oregon University in 1987.

ALFRED B. CATTABIANI was appointed as Chief Executive Officer of the Filmed Entertainment division of American Vantage Media Corporation in February 2004. American Vantage Media Corporation is a wholly-owned subsidiary of American Vantage Companies. From 1993 to February 2004, Mr. Cattabiani was the founder, President and Chief Executive Officer of Wellspring Media, Inc. Wellspring Media, Inc. was a specialty film, television and video distribution company focused on foreign/arthouse films and programming promoting holistic living.

KEITH FERRAZZI was appointed as Chief Executive Officer of YaYa Media, Inc. in April 2003. YaYa Media, Inc. is a wholly-owned subsidiary of American Vantage Companies. From November 2000 to April 2003, Mr. Ferrazzi was President and Chief Executive Officer of YaYa, LLC, the predecessor company to YaYa Media, Inc. Mr. Ferrazzi also served as Chief Marketing Officer for Starwood Hotels & Resorts Worldwide from May 1999 to November 2000. Mr. Ferrazzi is active in several civic and charitable organizations focused on economic development, human rights and education. Mr. Ferrazzi earned a B.A. from Yale University and an M.B.A. from Harvard Business School.

JAMES CLARKE was appointed as Chief Operating Officer and Chief Financial Officer of YaYa Media, Inc. in April 2003. YaYa Media, Inc. is a wholly-owned subsidiary of American Vantage Companies. From March 2002 to April 2003, Mr. Clarke was Chief Operating Officer and Chief Financial Officer of YaYa, LLC, the predecessor company to YaYa Media, Inc. From 1998 to 2001, Mr. Clarke served as Chief Financial Officer of Employer Benefits Services. Mr. Clarke holds a B.S. in Engineering from the U.S. Military Academy at West Point, N.Y. and an M.B.A. from the Harvard Business School. Mr. Clarke also serves as an outside director on the boards of Dephi Display Systems and the Delphi Engineering Group.

MATTHEW P. SMITH has served as the Chief Financial Officer and Executive Vice President of American Vantage Media Corporation, a wholly-owned subsidiary of our company, since April 19, 2004. From April 2002 to April 2004, Mr. Smith served as Chief Financial Officer for The Firm, a talent management company in the entertainment and media industries. During his tenure at The Firm, Mr. Smith also served as Chief Financial Officer for a number of the subsidiaries of The Firm, including Pony International, an athletic apparel company, and Virgin Drinks North America, a non-alcoholic beverage company. Mr. Smith served as a Vice President in the media and entertainment investment banking group at Jefferies & Company, Inc., an institutional brokerage and investment bank for middle market growth companies, from July 2000 to April 2002. Mr. Smith was in the media and technology investment banking group at SG Cowen Securities Corporation and the banking group's predecessor, SG Bannon, Inc. and Bannon & Co., Inc., from March 1996 to March 2000.

DIRECTOR COMPENSATION

Our directors were compensated at the annual rate of $15,000 for serving on our board of directors during our fiscal year ended July 31, 2003, with the exception of Ronald J. Tassinari who did not receive any such compensation. We also paid Jeanne Hood an additional $10,000 for serving as chairwoman of our audit committee, and paid Steven G. Barringer an additional $10,000 for serving as chairman of our compensation committee. For the period between August 1, 2003 through the date of this proxy statement, we paid Jeanne Hood $9,167 for serving as chairwoman of our audit committee, paid Randolph C. Read $9,167 for serving as chairman of our compensation committee and paid Steven G. Barringer $9,167 for serving as the board's corporate governance liaison.

Our board of directors has adopted a policy to grant each non-employee director an option to purchase 25,000 shares of our common stock upon first being elected to our board, of which 12,500 shares will be immediately exercisable with the remaining 12,500 shares being exercisable one year following the director's election.

We also reimburse our directors for their reasonable expenses incurred in attending meetings of our board of directors.

We also refer you to the subsection entitled "Certain Relationships and Transactions" for additional information concerning other compensation we have paid, or have agreed to pay, to certain of our directors in consideration for other services performed, or to be performed, on our behalf.

COMMITTEES OF OUR BOARD OF DIRECTORS

Our board of directors has established two standing committees to assist it in the discharge of the board's duties; an audit committee and a compensation committee.

Our audit committee currently is composed of Jeanne Hood, Randolph C. Read and Steven G. Barringer, with Ms. Hood serving as its chairwoman. We believe that each of these committee members are "independent," within the meaning of such term under Rule 4200(a)(15) of the Marketplace Rules of The Nasdaq Stock Market, Inc. The duties of our audit committee include recommending the engagement of independent auditors, reviewing and considering actions of management in matters relating to audit functions, reviewing with independent auditors the scope and results of its audit engagement, reviewing reports from various regulatory authorities, reviewing our system of internal controls and procedures and reviewing the effectiveness of our procedures intended to prevent violations of law and regulations. A copy of the charter for our audit committee is attached as appendix A to this proxy statement.

Our compensation committee currently is composed of Randolph C. Read, Steven G. Barringer and Jeanne Hood, with Mr. Read serving as its chairman. The duties of our compensation committee include recommending to the full board of directors remuneration to be paid our executive officers, determining the number and conditions to awards/options granted pursuant to our various stock plans and recommending the establishment of and monitoring a compensation and incentive program for all of our executive officers. Our compensation committee will administer the 2004 Employee Stock Purchase Plan, if such plan is approved by our stockholders at the annual meeting.

Our board of directors has not established a nominating committee, nor did it adopt a nominating committee charter. Our board believes that its size negates the need for establishing a separate nominating committee. However, all of our board's nominees for election as directors of our company are approved by our directors who meet the definition of "independent" under the Marketplace Rules of The Nasdaq Stock Market. Our independent directors will consider recommendations for election as directors submitted by our stockholders. These recommendations will be discussed at board meetings and appropriate candidates will be invited to meet with our independent directors and entire board to discuss their qualifications for serving on our board. Our board has not established minimum qualifications for candidates recommended by our stockholders. Any determination to include a stockholder-recommended candidate as a board nominee remains a subjective determination to be made by our independent directors.

STOCKHOLDER COMMUNICATIONS

Stockholders wishing to communicate to our board, other than to submit proposals for action at meetings of our stockholders pursuant to SEC Rule 14a-8, should do so in writing, addressed to "Steven G. Barringer, Independent Director and Corporate Governance Liaison, American Vantage Companies, P.O. Box 81920, Las Vegas, Nevada 89180." The envelope delivering such written communications should be marked "Stockholder Communication."

MEETINGS OF THE BOARD OF DIRECTORS AND ITS COMMITTEES

Our board of directors held four formal meetings and took action by written consent in lieu of a meeting on five occasions during our fiscal year ended July 31, 2003. Our audit committee held three formal meetings and our compensation committee held two formal meetings during our 2003 fiscal year. Each member of our board of directors attended, in person or telephonically, at least 75% of the total number of meetings of our board and each committee of the board on which the director serves.

Our board has not established any procedure with respect to director attendance at our annual meetings of stockholders. Stephen K. Bannon was not present at our annual meeting of stockholders held on July 18, 2003.

AUDIT COMMITTEE REPORT

This report of the audit committee of our board of directors does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any of our other filings under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that we specifically incorporate this report by reference in such other filings.

The audit committee of our board of directors consists of three members, all of whom we believe meet the definition of "independent" under the listing standards of The Nasdaq Stock Market, Inc. as currently in effect. None of the audit committee members is a current officer or employee of our company. We further believe that each member of the audit committee has the expertise and experience to adequately serve our stockholders' interests while serving on the audit committee.

Our board of directors has adopted a written charter for the audit committee. The charter is reviewed and reassessed annually by our board and the audit committee. The charter sets forth the responsibilities, authority and specific duties of the audit committee. The charter also specifies, among other things, the structure and membership requirements of the audit committee, as well as the relationship of the audit committee to our independent accountants and management. A copy of the audit committee charter is included as appendix A to this proxy statement.

The audit committee charter notes that management is responsible for the preparation and integrity of our financial statements, as well as establishing appropriate internal controls and the financial reporting processes. Piercy, Bowler, Taylor & Kern is responsible for performing an independent audit of our financial statements and issuing a report on such financial statements. The audit committee's responsibility is to monitor and oversee these processes.

The audit committee reviewed our audited financial statements for the year ended July 31, 2003 and met with both management and the independent auditors, separately and together, to discuss such financial statements. Management and the auditors have represented to the audit committee that the financial statements were prepared in accordance with accounting principles generally accepted in the United States. The audit committee also received written disclosures and a letter from our auditors regarding their independence from us, as required by Independence Standards Board Standard No. 1 and discussed with the auditors such auditors' independence with respect to all services that it rendered to us. The audit committee also discussed with the auditors any matters required to be discussed by Statement on Statement on Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90. Based upon these reviews and discussions, the audit committee recommended to our board of directors that the audited financial statements be included in our Annual Report on Form 10-KSB for the year ended July 31, 2003.

The Audit Committee of the Board of Directors
 of American Vantage Companies
         Jeanne Hood, Chairwoman
         Steven G. Barringer
         Randolph C. Read


SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Based solely upon a review of Forms 3, 4 and 5 and amendments to these forms furnished to us, together with written representations received by us from applicable parties that no Form 5 was required to be filed by such parties, all parties subject to the reporting requirements of Section 16(a) of the Exchange Act filed all such required reports during and with respect to our fiscal year ended December 31, 2004, except that Al Cattabiani failed to timely file one report with respect to the granting of an option to such individual.

EXECUTIVE COMPENSATION

We recently changed our fiscal year to end on December 31 from July 31 of each calendar year. The following table sets forth, with respect to the twelve months ended December 31, 2003 and our fiscal years ended July 31, 2003, 2002 and 2001, all compensation earned by our chief executive officer and our other officers who were serving as executive officers of our company as of the close of business on December 31, 2003 and whose total annual salary and bonus earned during the twelve months ended December 31, 2003 exceeded $100,000. Due to the overlap of periods constituting the twelve months ended December 31, 2003 and our fiscal year ended July 31, 2003, information included in the twelve month period ended December 31, 2003 may be duplicative of information included in the fiscal year ended July 31, 2003.

                           SUMMARY COMPENSATION TABLE

                                                                                                      Long-Term
                                                                                                    Compensation
                                                                   Annual Compensation                 Awards
                                                         ----------------------------------------   ---------------
                                                                                                     Securities
 Name and Principal                                                                  Other Annual     Underlying
      Position                       Period                 Salary          Bonus    Compensation       Options
--------------------------------------------------------------------------------------------------------------------
Ronald J. Tassinari,     Twelve months ended 12/31/03      $287,857       $100,000   $40,000 (1)      275,000 (2)
   Chairman, Chief       Fiscal year ended 7/31/03          272,473          0        40,000 (1)       25,000 (3)
   Executive Officer     Fiscal year ended 7/31/02          408,140          0        40,000 (1)       28,470 (4)
   and President         Fiscal year ended 7/31/01          451,500          0        84,177 (5)            0

Anna M. Morrison,        Twelve months ended 12/31/03        92,349         15,000    25,539 (6)(7)    60,000 (8)
   Chief Accounting      Fiscal year ended 7/31/03           33,798          0         8,808 (7)(9)    50,000 (10)
   Officer               Fiscal year ended 7/31/02               --         --            --               --
                         Fiscal year ended 7/31/01               --         --            --               --

Keith Ferrazzi,          Twelve months ended 12/31/03       243,430          0             0                0
   Chief Executive       Fiscal year ended 7/31/03           95,353          0             0                0
   Officer of YaYa       Fiscal year ended 7/31/02               --         --            --               --
   Media, Inc.           Fiscal year ended 7/31/01               --         --            --               --

James Clarke             Twelve months ended 12/31/03       139,103          0             0                0
   Chief Operating       Fiscal year ended 7/31/03           54,487          0             0                0
   and Financial         Fiscal year ended 7/31/02               --         --            --               --
   Officer of YaYa
   Media, Inc.           Fiscal year ended 7/31/01               --         --            --               --

------------

(1) Includes SARSEP retirement plan contributions totaling $40,000 we made on Mr. Tassinari's behalf.

(2) Represents options to purchase 25,000 of our common stock shares at an exercise price of $1.41 per share and 250,000 shares at an exercise price of $2.87 per share.

(3) Represents an option to purchase 25,000 of our common stock shares at an exercise price of $1.41 per share.

(4) Represents an option to purchase 28,470 shares of our common stock shares at an exercise price of $2.49 per share. This option was voluntarily canceled by Mr. Tassinari, effective as of July 31, 2002.

(5) Includes (a) SARSEP retirement plan contributions totaling $24,000 we made on Mr. Tassinari's behalf, (b) $20,496 relating to the carrying cost of an automobile transferred to Mr. Tassinari and (c) miscellaneous other compensation.

(6) Includes SARSEP retirement plan contributions totaling $25,539 we made on Ms. Morrison's behalf.

(7) Prior to joining our company, Ms. Morrison was employed by an entity which provided internal accounting and financial reporting services for us. We paid this entity $21,162 during the twelve months ended December 31, 2003 and $61,290 during our fiscal year ended July 31, 2003 for providing such services. Such amounts are not included in Ms. Morrison's annual compensation for these two periods.

(8) Represents options to purchase 50,000 of our common stock shares at an exercise price of $1.41 per share and 10,000 shares at an exercise price of $2.87 per share.

(9) Includes SARSEP retirement plan contributions totaling $8,808 we made on Ms. Morrison's behalf.

(10) Represents an option to purchase 50,000 of our common stock shares at an exercise price of $1.41 per share.

OPTION GRANTS IN LAST CALENDAR AND FISCAL YEAR

The following table sets forth:

o the number of shares underlying options we granted during the twelve months ended December 31, 2003 and our fiscal year ended July 31, 2003 to each of the named executive officers listed in the Summary Compensation Table contained in the "Executive Compensation" subsection of this proxy statement,

o the percentage that the option grant represents of the total options granted to all of our employees during such twelve month period and our 2003 fiscal year,

o     the per share exercise price of each option, and

o     the expiration date of each option.

We recently changed our fiscal year to end on December 31 from July 31 of each calendar year. Due to the overlap of periods constituting the twelve months ended December 31, 2003 and our fiscal year ended July 31, 2003, information included in the twelve month period ended December 31, 2003 may be duplicative of information included in the fiscal year ended July 31, 2003.

                                                          Number
                                                        of Shares      Percentage of
                                                        Underlying     Total Options
                                                         Options        Granted to        Exercise     Expiration
        Name                      Period                 Granted       All Employees        Price         Date
--------------------------------------------------------------------------------------------------------------------
Ronald J. Tassinari  Twelve months ended 12/31/03         25,000            7.5%           $ 1.41        4/15/13
                                                         250,000           74.6              2.87       12/10/13
                     Fiscal year ended 7/31/03            25,000           33.3              1.41        4/15/13

Anna M. Morrison     Twelve months ended 12/31/03         50,000           14.9              1.41        4/15/13
                                                          10,000            3.0              2.87       12/10/13
                     Fiscal year ended 7/31/03            50,000           66.7              1.41        4/15/13

Keith Ferrazzi       Twelve months ended 12/31/03              0            0.0               n/a            n/a
                     Fiscal year ended 7/31/03                 0            0.0               n/a            n/a

James Clarke         Twelve months ended 12/31/03              0            0.0               n/a            n/a
                     Fiscal year ended 7/31/03                 0            0.0               n/a            n/a


AGGREGATED OPTION EXERCISES IN LAST FISCAL AND CALENDAR YEAR AND FISCAL AND CALENDAR YEAR END OPTION VALUES

None of the named executive officers listed in the Summary Compensation Table contained in the "Executive Compensation" subsection of this proxy statement exercised any of their options during the twelve months ended December 31, 2003, nor during our the fiscal year ended July 31, 2003.

The following tables set forth:

o the total number of unexercised options held, as of December 31, 2003 and July 31, 2003, by each of the named executive officers listed in the Summary Compensation Table contained in the "Executive Compensation" subsection of this proxy statement, separately identified between those exercisable and those not exercisable, and

o the aggregate value of in-the-money, unexercised options held, as of December 31, 2003 and July 31, 2003, by each of the named executive officers, separately identified between those exercisable and those not exercisable.

                                           Number of                        Value of Unexercised
                                      Unexercised Options                   In-the-Money Options
                                    as of December 31, 2003               as of December 31, 2003
Name                            Exercisable      Unexercisable         Exercisable       Unexercisable
----                            -----------      -------------         -----------       -------------
Ronald J. Tassinari                80,555            250,000             $135,861       $  7,500
Anna M. Morrison                   25,000             35,000               35,250         37,550
Keith Ferrazzi                          0                  0                  n/a            n/a
James Clarke                            0                  0                  n/a            n/a

The value of unexercised in-the-money options is calculated by subtracting the aggregate exercise price of the options from the aggregate market price of the shares underlying the options as of December 31, 2003 of $2.90 per share.


                                         Number of                        Value of Unexercised
                                    Unexercised Options                   In-the-Money Options
                                    as of July 31, 2003                    as of July 31, 2003
Name                          Exercisable      Unexercisable         Exercisable       Unexercisable
----                          -----------      -------------         -----------       -------------
Ronald J. Tassinari              80,555                  0             $ 43,222         $      0
Anna M. Morrison                 25,000             25,000                8,500            8,500
Keith Ferrazzi                        0                  0                  n/a              n/a
James Clarke                          0                  0                  n/a              n/a


The value of unexercised in-the-money options is calculated by subtracting the aggregate exercise price of the options from the aggregate market price of the shares underlying the options as of July 31, 2003 of $1.75 per share.

EMPLOYMENT AND SEVERANCE AGREEMENTS

We entered into an employment agreement with Ronald J. Tassinari in March 1995. This agreement was amended as of July 20, 1995 and on December 21, 2001. This prior agreement, as amended, had a term expiring on March 31, 2002, subject to extension for an unlimited number of additional one year terms, unless either the executive or we provided 30 days' prior written notice to the other party prior to the date of termination of the then current term. We entered into a substantially similar new employment agreement with Mr. Tassinari, effective as of April 1, 2002.

Ronald J. Tassinari's April 2002 employment agreement, which provided for him to serve as our chief executive officer and president, was intended to serve as an interim agreement with an expiration date of September 30, 2002, subject to extension to March 31, 2005 under specified circumstances. The initial term was extended to November 30, 2002 and, thereafter to January 31, 2003, pursuant to letter agreements between Mr. Tassinari and us. The April 2002 agreement with Mr. Tassinari provided, among other matters, for (a) an annual base salary of $240,000, subject to adjustments in the event of increases we give to any of our other executives or increases in a specified cost-of-living index, (b) reimbursement for his personal legal and financial consulting expenses to a maximum of 3% of his prior calendar year's base salary, (c) his right to designate the beneficiary on a $2 million term life policy on his life and (d) reimbursement of all normal expenses relating to the use of his personal automobile. We also retained the right in the April 2002 employment agreement to otherwise increase Mr. Tassinari's base salary and grant Mr. Tassinari other incentive compensation, such as stock options or bonuses. Mr. Tassinari's April 2002 agreement also contained indemnification provisions relating to his performance of services on our behalf, and confidentiality, non-disparagement, non-competition and non-solicitation provisions.

Mr. Tassinari's April 2002 employment agreement further provided that, upon his death during the agreement's term, we are obligated to pay his designee or estate a lump sum death benefit equal to the sum of (a) the annualized average of the base salary paid to him during the five calendar years immediately preceding his death, plus (b) the annualized average of the incentive awards granted to him during the five calendar years immediately preceding his death. The April 2002 agreement also provided for disability coverage, including continuing to pay him his base salary and keeping in effect any incentive awards during an initial period and then to continuing to pay him for a one year period at a rate equal to the annualized average of the base salary, plus the value of any incentive compensation, paid to him during the prior five calendar years.

Mr. Tassinari's April 2002 employment agreement provided for payments in the event of his termination "without cause" or if he terminates his employment for "good reason," as such terms are used in the April 2002 agreement. These payments include (a) payment of a sum equal to 2.99 times the annualized average of the base salary, plus the value of any incentive compensation, paid to him during the prior five calendar years, (b) reimbursement of certain legal fees up to $100,000, (c) continuation of, or the payment of an amount equal in value to, all employee benefits which he was entitled to receive immediately prior to termination for the remaining term of the employment agreement and (d) continuation of, or the payment of an amount equal in value to, all medical insurance coverage for him and his family for a twelve month period following termination. The maximum amount of all of these payments may not exceed the amount which would otherwise result in an "excess parachute payment" under section 280G of the Internal Revenue Code, minus $1.00.

We entered into a new employment agreement with Ronald J. Tassinari effective February 1, 2003. Mr. Tassinari's February 2003 employment agreement provides for him to continue to serve as our chief executive officer and president. The term of the February 2003 employment agreement expires on January 31, 2006. The February 2003 agreement with Mr. Tassinari provides, among other matters, for
(a) an initial annual base salary of $300,000, subject to adjustments in the event of increases we give to any of our other executives or increases in a specified cost-of-living index, which has resulted in his base salary increasing to $306,000 for our fiscal year ending December 31, 2004, (b) reimbursement for his personal legal and financial consulting expenses to a maximum of 3% of his prior calendar year's base salary, (c) his right to designate the beneficiary on a $2 million term life policy on his life and (d) reimbursement of all normal expenses relating to the use of his personal automobile. We also retained the right in the February 2003 employment agreement to otherwise increase Mr. Tassinari's base salary and grant Mr. Tassinari other incentive compensation, such as stock options or bonuses. Mr. Tassinari's February 2003 agreement also contains indemnification provisions relating to his performance of services on our behalf, and confidentiality, non-disparagement, non-competition and non-solicitation provisions.

Mr. Tassinari's February 2003 employment agreement further provides that, upon his death during the agreement's term, we are obligated to pay his designee or estate a lump sum death benefit equal to the sum of (a) the annualized average of the base salary paid to him during the five calendar years immediately preceding his death, plus (b) the annualized average of the incentive awards granted to him during the five calendar years immediately preceding his death. The February 2003 agreement also provides for disability coverage, including continuing to pay him his base salary and keeping in effect any incentive awards during an initial period and then to continuing to pay him for a one year period at a rate equal to the annualized average of the base salary, plus the value of any incentive compensation, paid to him during the prior five calendar years.

Mr. Tassinari's February 2003 employment agreement provides for payments in the event of his termination "without cause" or if he terminates his employment for "good reason," as such terms are used in the agreement. These payments include
(a) payment of a sum equal to 2.99 times the annualized average of the base salary, plus the value of any incentive compensation, paid to him during the prior five calendar years, (b) reimbursement of certain legal fees up to $100,000, (c) continuation of, or the payment of an amount equal in value to, all employee benefits which he was entitled to receive immediately prior to termination for the remaining term of the employment agreement and (d) continuation of, or the payment of an amount equal in value to, all medical insurance coverage for him and his family for a twelve month period following termination. The maximum amount of all of these payments may not exceed the amount which would otherwise result in an "excess parachute payment" under section 280G of the Internal Revenue Code, minus $1.00.

We entered into an employment agreement with Anna Morrison, our Chief Accounting Officer, as of April 16, 2003, the date on which she became a full-time employee of our company. This agreement has a term expiring on July 31, 2004 (subject to extension) and provides for a base salary of $135,000 per year, subject to adjustments in the event of increases in a specified cost-of-living index, which has resulted in her base salary increasing to $138,000 for our fiscal year ending December 31, 2004. Ms. Morrison received an option to purchase 50,000 shares of our common stock, at $1.41 per share, upon entering into the agreement and will be entitled to the health insurance and other benefits we have traditionally afforded our executive officers. We have the right under this agreement to increase Ms. Morrison's base salary and to grant her incentive compensation, such as additional options or bonuses. On December 10, 2003, we granted Ms. Morrison an additional option to purchase 10,000 shares of our common stock, at $2.87 per share. Ms. Morrison's agreement contains severance or "golden parachute" provisions providing for payments to her equal to 35% of her base salary if she is terminated without cause or she terminates her employment following a change in control of our company. Such payment percentage will increase by 5% annually, commencing in August 2004.

We do not have employment agreements with either Keith Ferrazzi or James Clarke.

We currently are negotiating the terms of a new employment arrangement with Stephen K. Bannon, the Vice- Chairman of our board of directors and Chief Executive Officer of our American Vantage Media Corporation subsidiary. Mr. Bannon received from us a total of $60,000 in consulting fees during the twelve months ended December 31, 2003. Mr. Bannon's consulting fees were increased to $29,167 per month, effective January 1, 2004. We anticipate that any new employment arrangement we may enter into with Mr. Bannon will provide for both cash payments and the granting of options to purchase shares of our common stock. No assurance can be given that we will enter into a new employment arrangement with Mr. Bannon.

OUR STOCK PLANS AND OTHER OUTSTANDING OPTIONS AND WARRANTS

We currently have outstanding options granted under four stock plans, our 1991 Officers Stock Option Plan, 1992 Employee Stock Option Plan, 1996 Stock Option Plan and 2003 Nonqualified Stock Option Plan. There were 11,696 shares of our common stock issuable upon exercise of options granted under the 1991 plan, 83,970 shares issuable upon exercise of options granted under the 1992 plan, 768,335 shares issuable upon exercise of options granted under the 1996 plan, and 250,000 shares issuable upon exercise of options granted under the 2003 plan, each as of the record date for the annual meeting. We are no longer able to grant additional options under the 1991 and 1992 plans, in accordance with the terms of such plans. The 1996 and 2003 plans have available for issuance 64,999 and 500,000, respectively, shares of our common stock, in addition to the shares underlying options outstanding as of the record date for the annual meeting.

The following tables set forth, as of December 31, 2003 and July 31, 2003:

o the number of shares of our common stock issuable upon exercise of outstanding options, warrants and rights, separately identified by those granted under equity incentive plans approved by our stockholders and those granted under plans, including individual compensation contracts, not approved by our stockholders (column A),

o the weighted average exercise price of such options, warrants and rights, also as separately identified (column B), and

o the number of shares remaining available for future issuance under such plans, other than those shares issuable upon exercise of outstanding options, warrants and rights (column C).


As of December 31, 2003:

                                        Column A                     Column B                    Column C
                                        --------                     --------                    --------

                                                                                             Number of shares
                                        Number of                                         remaining available for
                                   shares to be issued           Weighted average          future issuance under
                                    upon exercise of             exercise price of          equity compensation
                                  outstanding options,          outstanding options       plans (excluding shares
                                   warrants and rights          warrants and rights       reflected in column A)
                                   -------------------          -------------------       ----------------------
Equity incentive plans
   approved by stockholders               997,335                     $ 1.88                        714,999
Equity incentive plans not
   approved by stockholders                25,000                       1.65                  Not applicable

Totals                                  1,022,335                       1.87                        714,999


As of July 31, 2003:

                                        Column A                     Column B                    Column C
                                        --------                     --------                    --------

                                                                                             Number of shares
                                        Number of                                         remaining available for
                                   shares to be issued           Weighted average          future issuance under
                                    upon exercise of             exercise price of          equity compensation
                                  outstanding options,          outstanding options       plans (excluding shares
                                   warrants and rights          warrants and rights       reflected in column A)
                                   -------------------          -------------------       ----------------------
Equity incentive plans
   approved by stockholders               737,335                     $ 1.53                        974,999
Equity incentive plans not
   approved by stockholders                25,000                       1.65                  Not applicable

Totals                                    762,335                       1.53                        974,999

The shares to be issued upon exercise of outstanding options, warrants and rights granted under plans not approved by stockholders consist of:

o 25,000 warrants granted to Gerard, Klauer, Mattison, Inc. on May 3, 2002 in connection with such firm's rendering of investment banking services to our company. Each of these warrants entitles its holder to purchase one share of our common stock, at a purchase price of $1.65 per share and expires on May 3, 2007.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

As compensation for serving on our board or as a board committee chair, on October 25, 2002, we granted to Jeanne Hood, Steven G. Barringer and Stephen K. Bannon, non-qualified stock options to purchase 20,000, 20,000 and 25,000 shares, respectively, of our common stock each at an exercise price of $1.26 per share. The options became exercisable on the date of grant and expire upon the earlier of (i) October 24, 2012 or (ii) upon the removal or resignation of such person as a director of the Company.

In connection with the execution of their employment agreements, we granted to Ronald J. Tassinari and Anna M. Morrison, qualified stock options to purchase 25,000 and 50,000 shares, respectively, of our common stock each at an exercise price of $1.41 per share. Mr. Tassinari's shares became exercisable on the date of grant. One-half of Ms. Morrison's shares became exercisable on the date of grant and the remaining one-half are exercisable on April 16, 2004. Both option grants expire ten years from the date of grant.

On December 10, 2003 we granted to Mr. Tassinari and Ms. Morrison, qualified stock options to purchase 250,000 and 10,000 shares, respectively, of our common stock each at an exercise price of $2.87 per share. Beginning on December 10, 2004, and for each subsequent anniversary date, 20% of the options become exercisable. Both option grants expire ten years from the date of grant.

The April 16, 2003 closing of the YaYa acquisition resulted in the options previously granted to Stephen K. Bannon on July 12, 2002, to purchase up to 175,000 shares of our common stock at $1.41 per share and the option previously granted to Jay H. Brown on July 12, 2002, to purchase up to 87,500 shares of the Company's common stock at $1.41 per share to each become fully exercisable. Mr. Bannon is Vice-Chairman of our board and Mr. Brown is a beneficial owner of more than five percent of our common stock. These options were granted as compensation for future and past services while serving on a special advisory group to our board. The special advisory group was established on July 12, 2002, to identify, review and perform initial due diligence services of potential merger and acquisition candidates on behalf of our company. The options have a ten-year exercise term and an exercise price equal to the closing price of the common stock on July 12, 2002.

Jay H. Brown, a beneficial owner of more than five percent of Company common stock, received $90,000 in the fiscal year ended July 31, 2003 and $60,000 in the twelve months ended December 31, 2003, in consideration for consulting and legal services he performed for the Company's benefit.

Mr. Bannon also received $60,000 during the fiscal year ended July 31, 2003 and $60,000 in the calendar year ended December 31, 2003, in consideration for consulting services. Mr. Bannon's consulting fees were increased to $29,167 per month, effective January 1, 2004.

We currently are negotiating the terms of a new employment arrangement with Mr. Bannon. We anticipate that any new employment arrangement we may enter into with Mr. Bannon will provide for both cash payments and the granting of options to purchase shares of our common stock. No assurance can be given that we will enter into a new employment arrangement with Mr. Bannon.

RECOMMENDATION OF OUR BOARD OF DIRECTORS

Our board of directors recommends that stockholders vote FOR the election as Class A directors of the board's nominees as listed above.

                                PROPOSAL NUMBER 2

           APPROVAL OF AN AMENDMENT TO OUR 2003 EQUITY INCENTIVE PLAN
                   TO INCREASE THE NUMBER OF AUTHORIZED SHARES

Our board of directors has adopted, and recommends that our stockholders approve, an amendment to our 2003 Equity Incentive Plan that would increase the number of shares of our common stock available for award under the 2003 plan to
1.75 million shares from its present authorized number of 750,000 shares.

As of the record date for the annual meeting, there were 500,000 shares available for award grant under the 2003 plan, in addition to the 250,000 subject to outstanding awards under the 2003 plan. Our board believes that authorizing additional shares for issuance under the 2003 plan is in the best interests of our company and stockholders because it will permit us to attract and retain officers, directors, employees and consultants by providing them with appropriate equity incentives. The 2003 plan plays an important role in our efforts to attract and retain employees, officers, directors and consultants of outstanding ability.

The 2003 plan was adopted by our board of directors and approved by our stockholders in 2003. Our board adopted the proposed amendment to the 2003 plan on April 12, 2004, to be effective upon stockholder approval.

PLAN SUMMARY

Set forth below is a summary of the principal features of the 2003 plan, which summary is qualified in its entirety by reference to the terms and conditions of the 2003 plan. A copy of the 2003 plan, as proposed to be amended (with such change in bold), is attached as appendix B to this proxy statement.

Purposes

The purposes of the 2003 plan are to:

o enable us and our subsidiaries and affiliates to attract and retain highly qualified personnel who will contribute to our success, and

o provide incentives to participants in the 2003 plan that are linked directly to increases in stockholder value which will therefore inure to the benefit of all of our stockholders.

Shares Available for Issuance

The maximum number of shares of our common stock that initially may be issued under the 2003 plan currently is 750,000 and will be increased to 1.75 million if this proposal is approved by our stockholders at the annual meeting. The 2003 plan provides for automatic annual increases in the aggregate number of shares that may be issued under the 2003 plan, effective as of the first calendar day of each fiscal year. Each annual increase shall be equal to 10% of the total number of shares of our common stock we issue in the immediately prior fiscal year, other than shares issued pursuant to the 2003 plan.

The number of shares that may be granted pursuant to the 2003 plan and the exercise prices of and number of shares subject to outstanding options and other awards will be proportionately adjusted, subject to any required action by our board of directors or stockholders and compliance with applicable securities laws, in the event of a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in our capital structure involving our common stock.

Administration

The 2003 plan will be administered by the compensation committee of our board of directors, whose members solely consist of "non-employee directors" within the meaning of such term as set forth in Rule 16b-3 promulgated under the Exchange Act. Throughout the remainder of this discussion of the 2003 plan, the term "administrator" refers to the compensation committee.

The 2003 plan provides for the administrator to have full authority, in its discretion, to:

o     select the persons to whom awards will be granted,

o     grant awards,

o determine the number of shares to be covered by each award, o determine the type, nature, amount, pricing, timing and other terms of each award, and

o interpret, construe and implement the provisions of the 2003 plan, including the authority to adopt rules and regulations.

Eligibility

Participation in the 2003 plan is limited to our, our subsidiaries' and our affiliates':

o     employees, including officers,

o     directors,

o     consultants, and

o     advisors.

Types of Awards

Under the 2003 plan, the administrator is authorized to award:

o     stock options,

o     stock bonuses,

o     restricted stock,

o     stock appreciation rights, commonly referred to as "SARs,"

o     performance grants, and

o     other types of awards.

Stock Options

The administrator is authorized to grant stock options, which may be either incentive stock options qualifying for favorable tax treatment under the Internal Revenue Code, referred to as "ISOs," or nonqualified stock options, referred to as "NSOs." The exercise price of an ISO must be no less than 100% of the fair market value of our common stock on the date of the grant; and the exercise price of an NSO must be no less than 85% of such fair market value. For purposes of the 2003 plan, fair market value shall be equal to the closing market price of our common stock on the principal stock market in which the common stock trades. In the absence of a market price, fair market value shall be determined in such manner as the administrator may deem equitable, or as required by applicable law or regulation.

At the time of grant, the administrator will determine when options are exercisable and when they expire. In absence of such determination, each option will have a ten year term, with one quarter of the shares subject to the option becoming exercisable on the first anniversary of the option grant and with an additional one-quarter becoming exercisable on each of the next three anniversary dates. The term of an option cannot exceed ten years, except in the case of an ISO granted to a person who beneficially owns 10% or more of the total combined voting power of all of our equity securities, referred to as a "10% stockholder." An ISO granted to a 10% stockholder cannot have a term exceeding five years, nor may such an ISO be exercisable at less than 110% of the fair market value of our common stock on the date of grant. ISOs may not be granted more than ten years after the date of adoption of the 2003 plan by our board of directors, which was May 29, 2003.

There is a 500,000 share limit on the number of shares subject to options granted to any one individual in any calendar year. In addition, the aggregate fair market value of shares exercisable in any calendar year by an individual holding ISOs, whether under the 2003 plan or any other plan of our company, may not exceed $100,000. In such an event, the shares in excess of such $100,000 limitation shall be deemed granted as an NSO.

Payment for shares purchased upon exercise of a stock option must be made in full at the time of purchase. Payment may be made in cash, or at the option of the administrator:

o     by reduction of indebtedness we owe to the optionee,

o by the transfer to us of shares of our common stock owned by the participant for at least six months valued at fair market value on the date of transfer,

o in the case of employees and non-executive officers, by interest bearing promissory note, or

o through a "same day sale" or "margin" commitment by an NASD member broker-dealer.


Restricted Stock Grants

Restricted stock consists of shares of our common stock which are transferred or sold to a participant, but are subject to substantial risk of forfeiture and to restrictions on their sale or other transfer by the participant. The administrator determines the eligible participants to whom, and the time or times at which, grants of restricted stock will be made, the number of shares to be granted, the price to be paid, if any, the time within which the shares covered by such grants will be subject to forfeiture, the time at which the restrictions will terminate, and all other terms and conditions of the grants. Restrictions could include, but are not limited to, performance criteria, continuous service with us, the passage of time or other restrictions. In the case of a 10% stockholder, restricted stock will only be issued at fair market value.

Awards of restricted stock and other incentives under the 2003 plan may be made subject to the attainment of performance goals relating to one or more business criteria within the meaning of Section 162(m) of the Internal Revenue Code, including, but not limited to:

o     cash flow,

o     cost,

o     ratio of debt to equity,

o     profit before tax,

o     earnings before interest and taxes,

o     the ratio of earnings to capital spending,

o     free cash flow,

o     net profit,

o     net sales,

o     price of our common stock,

o     return on net assets, equity, or stockholders' equity,

o     market share, or

o     total return to stockholders.

Any performance criteria may be used to measure our performance as a whole or the performance of any of our subsidiaries, affiliates or business units. Any performance criteria may be adjusted to include or exclude extraordinary items.

SARs

A SAR is a right, denominated in shares, to receive an amount, payable in shares, in cash or a combination of shares and cash, that is equal to the excess of: (a) the fair market value of our common stock on the date of exercise of the right over (b) the fair market value of our common stock on the date of grant of the right, multiplied by the number of shares for which the right is exercised. SARs may be awarded either in combination with the grant of an option or other type of award or individually.

Stock Bonus Awards

The administrator may award shares of our common stock to participants without payment therefor, as additional compensation for service to us, our subsidiaries or our affiliates.

Performance Grants

The 2003 plan authorizes the administrator to award performance grants. Performance grant awards are earned over a performance period determined by the administrator at the time of the award. There may be more than one performance award in existence at any one time, and the performance periods may differ or overlap. Further, performance grants can be awarded separately or in tandem with other awards.

At the time a performance grant is awarded, the administrator will establish minimum and maximum performance goals over the performance period. The portion of the performance award earned by the participant will be determined by the administrator, based on the degree to which the performance goals are achieved. No performance grants will be earned by the participant unless the minimum performance goals are met.

Amendment of the 2003 plan

Except as may be required for compliance with Rule 16b-3 under the Exchange Act and Section 162(m) of the Internal Revenue Code, our board of directors has the right and power to amend the 2003 plan; provided, however, that the board may not amend the 2003 plan in a manner which would impair or adversely affect the rights of the holder of an outstanding award without such holder's consent. If the Code or any other applicable statute, rule or regulation, including, but not limited to, those of any securities exchange, requires stockholder approval with respect to the 2003 plan or any type of amendment thereto, then, to the extent so required, stockholder approval will be obtained.

Termination of the 2003 plan

The 2003 plan will terminate on May 28, 2013, subject to a five year extension at the discretion of the board. Our board of directors has the right to terminate the 2003 plan at any time, although then outstanding awards will remain in effect in accordance with their terms. ISOs will not be permitted to be granted during the extension period, if any. Termination of the 2003 plan will not in any manner impair or adversely affect any award outstanding at the time of termination.

Administrator's Right to Modify Benefits

Any award granted may be converted, modified, forfeited, or canceled, in whole or in part, by the administrator if and to the extent permitted in the 2003 plan, or applicable agreement entered into in connection with an award grant or with the consent of the participant to whom such award was granted.

Change in Control

Upon the occurrence of a change in control:

o     all outstanding options and SARs shall become immediately exercisable,

o all restrictions on restricted stock shall lapse and our right to repurchase such restricted stock shall terminate, and

o the maximum amount issuable or payable under a performance grant through the end of the quarter in which the change in control occurs shall become due.

A change of control will be deemed to have occurred if:

o any person acquires beneficial ownership of 30% or more of the voting power of our then-outstanding voting securities,

o three or more directors who have not been approved by a majority of our current board of directors (and those elected with such current directors' approval), are elected in any single 24-month period,

o members of our current board cease to constitute a majority of our board without the approval of our current board (and those elected with such current directors' approval), or

o we are a party to a merger, consolidation, liquidation, dissolution or sale of all or substantially all of our assets, other than a merger in which we are the surviving corporation and such merger does not result in any other manner in a change in control.

Reusage

If a stock option expires or is terminated, surrendered or canceled without having been fully exercised or if restricted stock or SARs are forfeited or terminated without the issuance of all of the shares subject to such award, the shares covered by such awards again will be available for use under the 2003 plan. Shares covered by an award granted under the 2003 plan will not be counted as used unless and until they are actually and unconditionally issued and delivered to a participant. The number of shares which are transferred to us by a participant to pay the exercise or purchase price of an award will be subtracted from the number of shares issued with respect to such award for the purpose of counting shares used. Shares withheld to pay withholding taxes in connection with the exercise or payment of an award will not be counted as used. Shares covered by an award granted under the 2003 plan which is settled in cash will not be counted as used.

Automatic Grants to Non-Employee Directors

The 2003 plan provides that each non-employee director shall automatically be granted a ten year option to purchase 25,000 shares upon first being elected to our board of directors.

The exercise price of these options will be equal to the fair market value of our common stock on the date of grant. Each of these options will become exercisable immediately with respect to one-half of the shares underlying the option with the remaining shares becoming exercisable one year from the date of grant.

Termination of Options

Upon the termination of an optionee's employment or other service with us, the optionee will have three months to exercise options to the extent exercisable as of the date of termination, except where such termination is for cause, in which event the option will expire immediately. However, if, the termination is due to the optionee's death or disability, then the optionee or the optionee's estate or legal representative shall have the right to exercise any vested options for twelve months after such death or disability. The administrator, in its discretion, may delay the termination of such an option, but only for up to the earlier of: (a) five years from such termination or (b) the option's original expiration date.

Federal Income Tax Consequences

The following is a general summary, as of the date of this proxy statement, of the federal income tax consequences to us and participants under the 2003 plan. Federal tax laws may change and the federal, state and local tax consequences for any such participant will depend upon his, her or its individual circumstances. Each participant shall be encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2003 plan.

ISOs

An optionee generally does not recognize taxable income upon the grant or upon the exercise of an ISO.

If an optionee sells ISO shares before having held them for at least one year after the date of exercise and two years after the date of grant, the optionee recognizes ordinary income to the extent of the lesser of: (a) the gain realized upon the sale or (b) the difference between the exercise price and the fair market value of the shares on the date of exercise. Any additional gain is treated as long-term or short-term capital gain depending upon how long the optionee has held the ISO shares prior to disposing of them in a disqualifying disposition. In the year of disposition, we will receive a federal income tax deduction in an amount equal to the ordinary income which the optionee recognizes as a result of the disposition.

If an optionee sells ISO shares after having held them for at least one year from exercise and two years from the date of grant, the optionee recognizes income in an amount equal to the difference, if any, between the exercise price of the ISO shares and the fair market value of those shares on the date of sale. Such income will be taxed at long-term capital gains rates. In such an event, we will not be entitled to a federal income tax deduction. The holding period requirements are waived when an optionee dies.

The exercise of an ISO may, in some cases, trigger liability for the alternative minimum tax.

NSOs

An optionee does not recognize taxable income upon the grant of an NSO. Upon the exercise of an NSO, the optionee recognizes ordinary income to the extent the fair market value of the shares received upon exercise of the NSO on the date of exercise exceeds the exercise price, unless the optionee is subject to the provisions of Section 16 of the Securities Exchange Act of 1934. We will receive an income tax deduction in an amount equal to the ordinary income which the optionee recognizes upon the exercise of the stock option. If an optionee sells shares received upon the exercise of an NSO, the optionee recognizes capital gain income to the extent the sales proceeds exceed the fair market value of such shares on the date of exercise. If the optionee is subject to Section 16, absent an election to be taxed at the time of exercise, the optionee will be taxed when the insider trading restrictions of Section 16 lapse, and then based upon the value of the shares at the time the trading restrictions lapse.

Restricted Stock

A participant who receives an award of restricted stock does not generally recognize taxable income at the time of the award or payment. Instead, the participant recognizes ordinary income in the taxable year in which his or her interest in the shares becomes either: (a) freely transferable or (b) no longer subject to substantial risk of forfeiture. On the date restrictions lapse, the participant includes in taxable income the fair market value of the shares less the cash, if any, paid for the shares.

A participant may elect to recognize income at the time he or she receives restricted stock in an amount equal to the fair market value of the restricted stock, less any cash paid for the shares, on the date of the award.

We will receive a compensation expense deduction in the taxable year in which restrictions lapse, or in the taxable year of the award if, at that time, the participant had filed a timely election to accelerate recognition of income.

Other Benefits

In the case of an exercise of an SAR or an award of a performance grant, or stock bonus, the participant will generally recognize ordinary income in an amount equal to any cash received and the fair market value of any shares received on the date of payment or delivery. In that taxable year, we will receive a federal income tax deduction in an amount equal to the ordinary income which the participant has recognized.

Million Dollar Deduction Limit

We may not deduct compensation of more than $1,000,000 that is paid to an individual who, on the last day of the taxable year, is either our chief executive officer or is among one of the four other most highly-compensated officers for that taxable year. The limitation on deductions does not apply to certain types of compensation, including qualified performance-based compensation. We believe that awards in the form of stock options constitute qualified performance-based compensation and, as such, will be exempt from the $1,000,000 limitation on deductible compensation.

REGISTRATION AND EFFECT OF STOCK ISSUANCE

We intend to register under the Securities Act the shares of our common stock issuable under the 2003 plan. Registration under the Securities Act will make such shares immediately eligible for resale in the public market, subject to prospectus delivery requirements applicable to certain of our directors, executive officers and 10% stockholders.

The issuance of shares of our common stock under the 2003 plan will dilute the voting power of our stockholders.

OPTIONS GRANTED UNDER THE 2003 PLAN

The 2003 plan currently authorizes the issuance of a maximum of 750,000 shares of our common stock. We have not issued any shares under the 2003 plan through the record date for the annual meeting. However, there are options to purchase an aggregate of 250,000 shares of our common stock outstanding as of the record date for the annual meeting.

The following table sets forth the number of shares issuable upon exercise of options granted under the 2003 plan to our named executive officers, the exercise price of such options and the expiration date of such options, as of the record date for the annual meeting.

                                         Number of Shares          Exercise
Name                                     Underlying Option           Price
----                                     -----------------           -----

Ronald J. Tassinari................           250,000               $ 2.87
Anna M. Morrison...................              0                    n/a
Keith Ferrazzi.....................              0                    n/a
James Clarke.......................              0                    n/a

NEW PLAN BENEFITS

The amounts of future awards under the 2003 plan are not determinable because, under the terms of the 2003 plan, awards are to be made at the discretion of the administrator. Future option exercise prices are not determinable because they are based upon fair market value of our common stock on the date of grant.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

The affirmative vote of the holders of a majority of the votes cast at the annual meeting in person or by proxy is necessary for the approval of the increase in the number of shares available for award under 2003 plan.

Our board of directors recommends a vote FOR the approval of the increase in the number of shares available for award under the 2003 plan.

                                   PROPOSAL 3

                APPROVAL OF OUR 2004 EMPLOYEE STOCK PURCHASE PLAN

At the annual meeting, our stockholders will be asked to approve the adoption of the American Vantage Companies 2004 Employee Stock Purchase Plan, under which an aggregate of 1.5 million shares of our common stock will be available for issuance to certain of our employees. The 2004 plan was adopted by our board of directors on April 12, 2004, and will become effective upon its approval by our stockholders at the annual meeting.

The 2004 plan is designed to allow eligible employees to purchase shares of our common stock periodically through accumulated periodic payroll deductions. Our board of director believes that the 2004 plan will promote the interests of our company and stockholders by providing eligible employees with the opportunity to acquire a proprietary interest in our company through participation in a payroll deduction-based employee stock purchase plan while taking advantage of the benefits provided by Section 423 of the Internal Revenue Code of 1986, as amended.

SUMMARY DESCRIPTION OF THE PLAN

The following is a summary of the principal features of the 2004 Employee Stock Purchase Plan. This summary, however, does not purport to be a complete description of all the provisions of the 2004 plan. The full text of the 2004 plan is attached as appendix C to this proxy statement. We encourage you to read the 2004 plan in its entirety so that you may have a complete understanding of the 2004 plan.

Administration

The 2004 plan will be administered by the compensation committee of our board of directors. The compensation committee, as plan administrator, will have full authority to adopt administrative rules and procedures and to interpret the provisions of the 2004 plan.

Securities Subject to the Employee Stock Purchase Plan

The number of shares of our common stock available for issuance under the 2004 plan will be limited to 1.5 million shares.

The shares issuable under the 2004 plan may be made available from authorized but unissued shares of our common stock or from shares of our common stock repurchased by us in the open market, in private transactions or otherwise.

In the event that any change is made to our outstanding common stock, whether by reason of any recapitalization, stock dividend, stock split, exchange or combination of shares or other change in corporate structure effected without the receipt of consideration, appropriate adjustments will be made in the number of shares available for issuance under the 2004 plan. Such adjustments will be designed to preclude any dilution or enlargement of benefits under the 2004 plan or the outstanding purchase rights under the 2004 plan.

Offering Period and Purchase Rights

The 2004 plan contemplates a series of offering periods. During each of such periods, each eligible employee will have the right to choose to participate in the 2004 plan for the period, designate the amount of their payroll deduction for the period to be utilized to purchase shares at the end of the period and purchase their shares at the end of the period. We refer in this proxy statement to each of these periodic periods as an "offering period." We refer in this proxy statement to the last day of an offering period on which the shares are sold and purchased as the "purchase date."

The compensation committee shall designate the length of each offering period at least three weeks and no more than seven weeks prior to the date on which eligible employees must choose whether to participate in the 2004 plan with respect to such offering period. We refer in this proxy statement to the date on which eligible employees must choose whether to participate in the 2004 plan which respect to an offering period as the "entry date." Offering periods may overlap; however, the compensation committee may not designate more than two entry dates within any calendar year. At the commencement of an offering period, all eligible employees will be granted a purchase right to acquire shares of our common stock on the last day of the offering period by making an election to participate on or before the entry date for such offering period. The election will be made pursuant to a subscription agreement, which will provide for the authorization of payroll deductions during the period commencing with the first pay day following the entry date and terminating with the pay day ending immediately preceding the purchase date. All payroll deductions collected from the eligible employees participating in an offering period automatically will be applied to the purchase of shares of our common stock as of the purchase date, subject to certain limitations. We refer in this proxy statement to an eligible employee who elects to participate in the 2004 plan and has his/her pay subject to payroll deduction under the 2004 plan as a "participating employee."

Eligibility and Participation

Any individual who is employed on a basis under which he or she is regularly expected to work for more than twenty hours per week and has been employed by us for at least 90 days prior to the grant date for an offering period is eligible to participate in the 2004 plan with respect to such offering period. On the record date for the annual meeting, we had approximately __ employees eligible to participate in the 2004 plan.

Payroll Deductions and Stock Purchases

Each eligible employee may authorize periodic payroll deductions in any multiple of 1%, up to a maximum of 15%, of his or her base salary to be applied to the acquisition of shares of our common stock in each offering period.

Purchase Price

The purchase price of shares of our common stock acquired in an offering period will be equal to 85% of the lower of:

o the fair market value per share of our common stock on the grant date for such offering period or

o the fair market value per share of our common stock on the purchase date for such offering period.

The fair market value per share of our common stock on any particular date under the 2004 plan will be deemed to be equal to the closing selling price per share on such date as reported by The Nasdaq Stock Market, Inc., for so long as our common stock continues to be quoted on Nasdaq. On the record date for the annual meeting, the fair market value of the Common Stock determined on such basis was $___ per share. The 2004 plan provides for alternative means to determine the fair market value of our common stock in the event our common stock is no longer quoted on Nasdaq.

Special Limitations

The 2004 plan imposes certain limitations upon a eligible employee's rights to acquire common stock, including the following limitations:

o Purchase rights granted to a participating employee may not permit such individual to purchase more than $25,000 worth of shares of our common stock (valued at the time each purchase right is granted) during any calendar year; and

o Purchase rights may not be granted to any individual if such individual would, immediately after the grant, own stock, and/or hold outstanding options or other rights to purchase stock, possessing 5% or more of the total combined voting power or value of all classes of our outstanding stock.

Termination of Purchase Rights

A participating employee may withdraw from the 2004 plan at any time, and his or her accumulated payroll deductions will, at the participating employee's election, either be applied to the purchase of shares on the purchase date for which the payroll deductions were to be applied as of the time of withdrawal or be refunded. If a participating employee elects to withdraw with respect to any offering period, of if an eligible employee elects not to participate in the 2004 plan with respect to any offering period, he/she shall not be eligible to participate in the 2004 plan thereafter until the second entry date following such withdrawal of election not to participate.

A participating employee's purchase right will immediately terminate upon his/her cessation of employment or loss of eligible employee status. Any payroll deductions which such a participating employee may have made for the offering period in which such cessation of employment or loss of eligibility occurs will, at such participating employee's election, either be applied to the purchase of shares on the purchase date for which the payroll deductions were to be applied as of the cessation of employment or loss of eligible status or be refunded.

Stockholder Rights

No participating employee will have any stockholder rights with respect to the shares covered by his/her purchase rights until the shares are actually purchased on the participating employee's behalf on the applicable purchase date and the participating employee has become a holder of record of the purchased shares. No adjustment will be made for dividends, distributions or other rights for which the record date is prior to such purchase date.

Assignability

No purchase rights will be assignable or transferable by an eligible employee or participating employee, and the purchase rights may only be exercisable only by an eligible employee.

Share Proration

Should the total number of shares of our common stock to be purchased pursuant to outstanding purchase rights on any particular purchase date exceed the number of shares then available for issuance on such purchase date, the compensation committee will make a pro-rata allocation of the available shares on a uniform and nondiscriminatory basis, and the payroll deductions of each participating employee, to the extent in excess of the aggregate purchase price payable for the shares of our common stock to be purchased on such purchase date following such pro rata allocation, will be refunded.

Amendment and Termination

The 2004 plan will terminate upon the earliest to occur of:

o     December 31, 2009 or

o the date on which all shares available for issuance under the 2004 plan are sold pursuant to the 2004 plan.

Our board of directors may, at any time, alter, suspend or discontinue the 2004 plan. However, our board may not, without stockholder approval:

o increase the number of shares issuable under the 2004 plan, except as permissible adjustments in the event of changes to our capitalization,

o     alter the purchase price formula so as to reduce the purchase price or

o     modify the requirements for eligibility to participate in the 2004 plan.

NEW PLAN BENEFITS

The amounts of future awards under the 2004 Employee Stock Purchase Plan are not determinable because no offering periods have been established by the compensation committee, nor has the compensation committee determined the number of shares to be available for sale during any offering period. In addition, future purchase prices for all offering periods are not determinable as of the date of this proxy statement, because they are based upon fair market value of our common stock on either the grant date or purchase date of each offering period.

FEDERAL TAX CONSEQUENCES

The following discussion of federal income tax consequences is not intended to provide a complete analysis of all of the potential tax effects of the 2004 Employee Stock Purchase Plan. It is based upon laws, regulations, rulings and decisions in effect as of the date of this proxy statement, all of which are subject to change. No information is provided with respect to persons who are not citizens or residents of the United States, or foreign, state or local tax laws, or estate and gift tax considerations. In addition, the tax consequences to a particular participating employee may be affected by matters not discussed below. Each eligible employee shall be encouraged to seek the advice of a qualified tax advisor regarding the tax consequences of participation in the 2004 plan.

The 2004 plan is intended to be an "employee stock purchase plan" within the meaning of Section 423 of the Internal Revenue Code. Under a plan which so qualifies, no taxable income will be recognized by a participating employee, and no deductions will be allowable to us, upon either the grant or the exercise of the purchase rights. Taxable income will not be recognized until there is a sale or other disposition of the shares acquired under the 2004 plan or in the event the participating employee should die while still owning the purchased shares.

If the participating employee sells or otherwise disposes of the purchased shares within two years after his or her entry date for an offering period in which such shares were acquired or within one year after the purchase date on which those shares were actually acquired, the participating employee will recognize ordinary income in the year of sale or disposition equal to the amount by which the fair market value of the shares on the purchase date exceeded the purchase price paid for those shares, and we will be entitled to an income tax deduction, for the taxable year in which such disposition occurs, in an amount equal to such excess.

If the participating employee sells or disposes of the purchased shares more than two years after his or her entry date for an offering period in which the shares were acquired and more than one year after the purchase date on which those shares were actually acquired, the participating employee will recognize ordinary income in the year of sale or disposition equal to the lesser of:

o the amount by which the fair market value of the shares on the sale or disposition date exceeded the purchase price paid for those shares or

o 15% of the fair market value of the shares on the participating employee's entry date into that offering period; and any additional gain upon the disposition will be taxed as a long-term capital gain. We will not be entitled to an income tax deduction with respect to such disposition.

The 2004 plan is not subject to the Employee Retirement Income Security Act of 1974, as amended, and is not qualified under Section 401 of the Internal Revenue Code.

ACCOUNTING TREATMENT

Under current accounting principles applicable to employee stock purchase plans qualified under Section 423 of the Internal Revenue Code, the issuance of shares of our common stock under the 2004 Employee Stock Purchase Plan will not result in a compensation expense chargeable against our reported earnings. However, we must disclose in our financial statements the impact the purchase rights granted under the 2004 plan would have upon our reported earnings were the value of those purchase rights treated as compensation expense.

REGISTRATION AND EFFECT OF STOCK ISSUANCE

We intend to register under the Securities Act the shares of our common stock issuable under the 2004 Employee Stock Purchase Plan. Registration under the Securities Act will make such shares immediately eligible for resale in the public market, subject to prospectus delivery requirements applicable to certain of our executive officers.

The issuance of shares of our common stock under the 2004 plan will dilute the voting power of our stockholders.

VOTE REQUIRED AND RECOMMENDATION OF THE BOARD OF DIRECTORS

The affirmative vote of the holders of a majority of the votes cast at the annual meeting in person or by proxy is necessary for the approval of the increase in the number of shares available for award under 2004 Employee Stock Purchase Plan.

Our board of directors recommends a vote FOR the approval of the 2004 plan.

                             INDEPENDENT ACCOUNTANTS

Piercy Bowler Taylor & Kern serves as our independent certified public accountants. Representatives of Piercy Bowler Taylor & Kern are expected to be present at the annual meeting, will have the opportunity to make a statement, if they desire to do so, and are expected to be available to respond to appropriate questions.

PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following table sets forth the fees billed by our independent accountants for our fiscal years ended July 31, 2003 and 2002 for the categories of services indicated.

Category                                         2003                2002
--------                                         ----                ----

Audit fees (1)...........................     $    75,569        $    46,788
Audit-related fees (2)...................               0                  0
Tax fees (3).............................           8,376              3,885
All Other Fees (4).......................               0             33,511

-------------

(1) Consists of fees billed for the audit of our annual financial statements, review of financial statements included in our Quarterly Reports on Form 10-QSB and services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements.

(2) Consists of assurance and related services that are reasonably related to the performance of the audit and reviews of our financial statements and are not included in "audit fees" in this table. We paid no such fees in either period.

(3) Consists of professional services rendered for tax compliance, tax advice and tax planning. The nature of these tax services is tax preparation.

(4)   These services consisted of acquisition-related due diligence reviews.


CHANGE IN CERTIFYING ACCOUNTANTS

Bradshaw, Smith & Co., LLP served as our auditors through our fiscal year ended July 31, 2001. Our board of directors, acting on the recommendation of our audit committee, determined not to renew the engagement of Bradshaw, Smith on September 10, 2002 and selected Piercy Bowler Taylor & Kern, P.C., as our new auditors with respect to our fiscal year ended July 31, 2002. We made this change in auditors following notification from Bradshaw, Smith that such accounting firm had determined to discontinue its public company practice and would discontinue its auditing services following the then anticipated audit of our financial statements for our fiscal year ended July 31, 2002. Piercy Bowler audited our financial statements for our fiscal years ended July 31, 2003 and 2002.

The reports of Bradshaw, Smith for the two fiscal years preceding the termination of its relationship with our company did not contain an adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles. Further, during the two fiscal years preceding our determination not to renew the engagement of Bradshaw, Smith and through the date of our determination not to renew the engagement of Bradshaw, Smith, we had no disagreements with Bradshaw, Smith on any matters relating to accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreement(s), if not resolved to the satisfaction of Bradshaw, Smith, would have caused Bradshaw, Smith to make reference to the subject matter of the disagreement(s) in connection with Bradshaw, Smith's audit report for either or both of such two fiscal years. In addition, during the two fiscal years preceding the termination of its relationship with our company and through the date of our determination not to renew the engagement of Bradshaw, Smith, neither we nor anyone acting on our behalf consulted with Piercy Bowler on matters regarding the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered for our financial statements.

We requested that Bradshaw, Smith furnish a letter addressed to the SEC stating that it agreed with the above statements relating to Bradshaw, Smith. A copy of Bradshaw, Smith's letter, dated September 13, 2002, was filed as exhibit 16.1 to our Current Report on Form 8-K (Date of Report: September 10, 2002), filed with the SEC on September 18, 2002.

AUDIT COMMITTEE PRE-APPROVAL POLICY

In addition to retaining Piercy Bowler Taylor & Kern, P.C. to audit our consolidated financial statements for 2003, we retained Piercy Bowler to provide other auditing and advisory services to us in 2003. We understand the need for Piercy Bowler to maintain objectivity and independence in its audit of our financial statements. To minimize relationships that could appear to impair the objectivity of Piercy Bowler, our audit committee has restricted the non-audit services that Piercy Bowler may provide to us primarily to tax services and merger and acquisition due diligence and audit services, and has determined that we would obtain even these non-audit services from Piercy Bowler only when the services offered by Piercy Bowler are more effective or economical than services available from other service providers.

The audit committee also has adopted policies and procedures for pre-approving all non-audit work performed by Piercy Bowler and any other accounting firms we may retain. Specifically, the audit committee has pre-approved the use of Piercy Bowler for detailed, specific types of services within the following categories of non-audit services: merger and acquisition due diligence and audit services; tax services; internal control reviews; and reviews and procedures that we request Piercy Bowler to undertake to provide assurances of accuracy on matters not required by laws or regulations. In each case, the audit committee has also set a specific annual limit on the amount of such services which we would obtain from Piercy Bowler, and has required management to report the specific engagements to the committee on a quarterly basis and to obtain specific pre-approval from the audit committee for all engagements.


                                  OTHER MATTERS

Our board of directors is not aware of any business to be presented at the annual meeting, other than the matters set forth in the notice of annual meeting and described in this proxy statement. If any other business does lawfully come before the annual meeting, it is the intention of the persons named in the enclosed proxy card to vote on such other business in accordance with their judgment.


                            EXPENSES OF SOLICITATION

We will pay the cost of soliciting proxies for the annual meeting. In addition to soliciting by mail, our directors, officers and other employees may solicit proxies in person, or by telephone, facsimile transmission or other means of electronic communication. We also will pay brokers, nominees, fiduciaries and other custodians their reasonable fees and expenses for sending proxy materials to beneficial owners and obtaining their voting instructions.

                              STOCKHOLDER PROPOSALS

STOCKHOLDER PROPOSALS FOR INCLUSION IN NEXT YEAR'S PROXY STATEMENT

To be considered for inclusion in our next year's proxy statement, stockholder proposals must be received at our principal's executive offices no later than the close of business on January 5, 2005. Proposals should be addressed to Ronald J. Tassinari, President, American Vantage Companies, P.O. Box 89180, Las Vegas, Nevada, 89128.

OTHER STOCKHOLDER PROPOSALS FOR PRESENTATION AT NEXT YEAR'S ANNUAL MEETING

For any proposal that is not submitted for inclusion in our next year's proxy statement, but is instead sought to be presented directly at next year's annual meeting, SEC rules will permit management to vote proxies in its discretion if we:

o receive notice of the proposal before the close of business on March 20, 2005 and advise our stockholders in our proxy statement for next year's annual meeting about the nature of the matter and how management intends to vote on such matter, or

o do not receive notice of the proposal prior to the close of business on March 20, 2005.

Notices of intention to present proposals at next year's annual meeting should be addressed to Ronald J. Tassinari, President, American Vantage Companies, P.O. Box 89180, Las Vegas, Nevada, 89128.


                         AVAILABILITY OF OUR FORM 10-KSB

We will provide without charge to any stockholder as of the record date, copies of our Annual Report on Form 10-KSB, upon written request delivered to Ronald J. Tassinari, President, American Vantage Companies, P. O. Box 89180, Las Vegas, Nevada 89128.


                                       By order of the Board of Directors,

                                       Ronald J. Tassinari, Secretary


Las Vegas, Nevada
May 3, 2004

                                   APPENDIX A

                             AUDIT COMMITTEE CHARTER

                           AMERICAN VANTAGE COMPANIES

                             AUDIT COMMITTEE CHARTER
                           (ADOPTED OCTOBER 23, 2000)


The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of American Vantage Companies ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION

The Committee will be comprised of three or more directors as determined by the Board, each of whom shall be independent as such term is defined in Rule 4200
(a)(15) of the National Association of Securities Dealers ("NASD") manual. Each member of the Committee shall be financially literate and at least one of the Committee members must have accounting or related financial management expertise. The members of the Committee will be elected annually by the full Board and will be listed in the annual report to stockholders. One of the members of the Committee will be elected Committee Chair by the Board.

RESPONSIBILITY

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the quarterly and annual financial information to be provided to stockholders and the Securities and Exchange Commission ("SEC"); (ii) the system of internal controls that management has established; and (iii) the external audit process. In addition, the Committee provides an avenue for communication between the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

Subject to the prior approval of the Board, the Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

MEETINGS

The Committee is to meet at least four times annually and as many additional times as the Committee deems necessary. Meetings may be held by conference telephone or similar methods by means of which all persons participating in the meeting can hear and speak to each other. Content of the agenda for each meeting should be cleared by the Committee Chair. The Chair or a majority of members of the Committee may call meetings. The

Committee is to meet in separate executive sessions with the Chief Financial Officer and independent accountants at least once each year and at other times when considered appropriate.

ATTENDANCE

Committee members will strive to be present at all meetings. As necessary or desirable, the Committee Chair may request that members of management and representatives of the independent accountants be present at Committee meetings.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1. Report Committee actions to the Board of Directors with such recommendations as the Committee may deem appropriate.

2. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval in accordance with applicable NASD and SEC Audit Committee Requirements.

3. Request and review such reports and receive such assistance from management as it may from time to time require in carrying out its assigned responsibilities.

4. Undertake from time to time such additional activities within the scope of the Committee's primary functions, as it deems appropriate.

5. Review with the Company's management and independent accountants the Company's accounting and financial reporting controls.

6. Review with the Company's management and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgements about the accuracy, objectivity, acceptability and quality of the Company's accounting principles used in financial reporting.

7.     Review the Company's financial statements.

8. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures.

9. The Committee will review annually with management the fee arrangement with the independent accountants.

10. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating any and all relationships between the independent accountants and the Company or any other relationship that may adversely affect the accountants independence as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

11. Review with the independent accountants all communications required by appropriate regulatory authorities.

12. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification as required under standards for communication with Audit Committees is to be made prior to the related press release or, if not practicable, prior to filing Form 10-QSB. Also receive an oral confirmation provided by the independent accountants at the end of each of the first three quarters of the year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues

13. At the completion of the annual audit, review with management and the independent accountants the following:

       a. The annual financial statements and related footnotes and financial information to be included in the Company's annual report to stockholders and on Form 10-KSB;

       b. Results of the audit of the financial statements and the related report thereon and, if applicable, a report on changes during the year in accounting principles and their application;

       c. Significant changes to the audit plan, if any, and any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants doing their audit, including access to all requested records, data and information. Inquire of the independent accountants whether there have been any disagreements with management, which, if not satisfactorily resolved, would have caused them to issue a nonstandard report on the Company's financial statements; and

       d. Other communications as required to be communicated by the independent accountants by Statement of Auditing Standards (SAS) 61 as amended by SAS 90 relating to the conduct of the audit. Further, receive a written communication provided by the independent accountants concerning their judgement about the quality of the Company's accounting principles, as outlined in SAS 61 as amended by SAS 90, and that they concur with management's representation concerning audit adjustments.

       If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-KSB.

14. After preparation by management and review by independent accountants, approve the Audit Committee report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

15. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

16. Meet with management and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as "material" or "serious."

17. Recommend to the Board the appointment, retention or discharge of the Company's independent accountants.

18. Review with management and independent accountants the methods used to establish and monitor the Company's policies with respect to unethical or illegal activities by Company employees that may have a material impact on the financial statements.

19. Generally as part of the review of the annual financial statements, receive an oral report(s), at least annually, from the Company's general counsel concerning legal and regulatory matters that may have a material impact on the financial statements.

20. As the Committee may deem appropriate, obtain, weigh and consider expert advice as to Audit Committee related rules of NASD, the SEC, Statements on Auditing Standards and other accounting, legal and regulatory provisions.

                                   APPENDIX B

                           2003 EQUITY INCENTIVE PLAN

                           (AS PROPOSED TO BE AMENDED)

                           AMERICAN VANTAGE COMPANIES

                           2003 EQUITY INCENTIVE PLAN

ARTICLE 1.  GENERAL PURPOSE OF PLAN; DEFINITIONS.

1.1. Purpose. The purposes of this 2003 Equity Incentive Plan are (a) to enable the Company, and the Company's subsidiaries and affiliates, to attract and retain highly qualified personnel who will contribute to the success of the Company, including the Company's subsidiaries and certain affiliates, and (b) to provide incentives to participants in this 2003 Equity Incentive Plan that are linked directly to increases in stockholder value which will therefore inure to the benefit of all stockholders of the Company.

1.2. Definitions. For purposes of this Plan, except as otherwise defined in this Plan, capitalized terms shall have the meanings assigned to them in this Section 1.2.

           "Administrator" means the Board or, if and to the extent the Board elects to delegate the administration of the Plan or does not administer the Plan, the Committee.

           "Affiliate" means any entity or person that directly, or indirectly through one or more intermediaries, controls, is controlled by, or is under common control with, another entity, where "control" (including the terms "controlled by" and "under common control with") means the possession, directly or indirectly, of the power to cause the direction of the management and policies of the entity, whether through the ownership of voting securities, by contract or otherwise.

           "Associated Award" shall have the meaning assigned to the term in
       Section 8.2.

           "Award" means any award granted under the Plan.

           "Award Agreement" means, with respect to each Award, the signed written agreement between the Company and the Participant setting forth the terms and conditions of the Award.

           "Board" means the Board of Directors of the Company.

           "Cause" means the commission of any act of a theft, embezzlement or fraud involving the Company or any Parent, Subsidiary or Affiliate of the Company or otherwise, or a breach of fiduciary duty to the Company or any Parent, Subsidiary or Affiliate of the Company. An Award Agreement may further define the term "Cause."

           "Change of Control" shall have the meaning assigned to such term in
       Section 16.2.

           "Code" means the Internal Revenue Code of 1986, as amended from time to time, or any successor thereto.

           "Committee" means the compensation committee of the Board or other any committee which the Board may appoint to administer the Plan. To the extent necessary and desirable, the Committee shall be composed entirely of individuals who meet the qualifications referred to in Section 162(m) of the Code and Rule 16b-3 under the Exchange Act. If at any time or to any extent the Board shall not administer the Plan, then the functions of the Board as specified in the Plan shall be exercised by the Committee.

           "Common Stock" means the common stock, with a par value $0.01 per share as of the date of adoption of the Plan by the Board, of the Company.

           "Company" means American Vantage Companies, a Nevada corporation, or any successor corporation.

           "Control" shall have the meaning assigned to the term in the definition of Affiliate in this Section 1.2.

           "Disability" means the inability of a Participant to perform substantially his or her duties and responsibilities to the Company or to any Parent, Subsidiary or Affiliate by reason of a physical or mental disability or infirmity for a continuous period of six months, as determined by the Administrator. The date of such Disability shall be the last day of such six-month period or the date on which the Participant submits such medical evidence, satisfactory to the Company, that the Participant has a physical or mental disability or infirmity that will likely prevent the Participant from performing the Participant's work duties for a continuous period of six months or longer, as the case may be.

           "Eligible Recipient" means an officer, director, employee, consultant or advisor of the Company or of any Parent, Subsidiary or Affiliate. For purposes of the Plan, the term "employee" shall include all those individuals whose service with or for the Company and/or any Parent, Subsidiary or Affiliate of the Company, is within the definition of "employee" in the "Rule as to the Use of Form S-8" contained in the General Instructions for the registration statement on Form S-8 promulgated by the Securities and Exchange Commission.

           "Employee Director" means any director of the Company who is also an employee of the Company or of any Parent, Subsidiary or Affiliate.

           "Exchange Act" means the Securities Exchange Act of 1934, as amended from time to time.

           "Exercise Price" means the per share price at which a holder of an Award may purchase the Shares issuable upon exercise of such Award.

           "Fair Market Value" as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Administrator; provided, however, that Fair Market Value shall mean (i) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on the next preceding date on which there was trading in such shares; (ii) if the Common Stock is not listed or admitted to trade on a national securities exchange but is listed and quoted on Nasdaq, the last sale price for the Common Stock on such date as reported by Nasdaq, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock; (iii) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not listed and quoted on Nasdaq, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by NASD; (iv) if the Common Stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and the last sale price and closing bid and asked prices are not furnished by the NASD, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by the Pink Sheets, or similar organization; (v) if the stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and if the last sale price and bid and asked prices for the Common Stock are not furnished by the NASD, Pink Sheets or a similar organization, the value established in good faith by the Administrator; and (vi) in the case of a Limited Stock Appreciation Right, the Fair Market Value of a share of Common Stock shall be the "Change in Control Price" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right) of a share of Common Stock as of the date of exercise.

           "Family Member" means, with respect to any Participant, any of the following:

                  (a) such Participant's child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in- law, sister-in-law, including any such person with such relationship to the Participant by adoption;

                  (b) any person (other than a tenant or employee) sharing such Participant's household;

                  (c) a trust in which the persons identified in clauses (a) and
           (b) above have more than fifty percent of the beneficial interest;

                  (d) a foundation in which the persons identified in clauses
           (a) and (b) above or the Participant control the management of assets; or

                  (e) any other entity in which the persons identified in clauses (a) and (b) above or the Participant own more than fifty percent of the voting interest.

           "Incentive Stock Option" means any Option intended to be designated as an "incentive stock option" within the meaning of Section 422 of the Code.

           "Incumbent Board" means (i) the members of the Board of the Company on May 29, 2003, to the extent that they continue to serve as members of the Board, and (ii) any individual who becomes a member of the Board after May 29, 2003, if such individual's election or nomination for election as a director was approved by a vote of at least three-quarters of the then Incumbent Board.

           "Limited Stock Appreciation Right" means a Stock Appreciation Right that can be exercised only in the event of a "Change in Control" (as defined in the Award Agreement evidencing such Limited Stock Appreciation Right).

           "Maximum Value" shall have the meaning assigned to the term in
       Section 8.2.

           "NASD" means the National Association of Securities Dealers, Inc.

           "Nasdaq" means The Nasdaq Stock Market.

           "Non-Employee Director" means a director of the Company who is not an employee of the Company or of any Parent, Subsidiary or Affiliate.

           "Non-Qualified Stock Option" means any Option that is not an Incentive Stock Option, including, but not limited to, any Option that provides (as of the time such Option is granted) that it will not be treated as an Incentive Stock Option.

           "Option" means an option to purchase Shares granted pursuant to
       Article 5 or 11 of the Plan.

           "Parent" means any corporation (other than the Company) in an unbroken chain of corporations ending with the Company, if each of the corporations in the chain (other than the Company) owns stock possessing 50% or more of the combined voting power of all classes of stock in one of the other corporations in the chain.

           "Participant" means (i) any Eligible Recipient selected by the Administrator, pursuant to the Administrator's authority to receive grants of Options, Stock Appreciation Rights, Limited Stock Appreciation Rights, awards of Restricted Stock, Performance Shares, other types of awards, or any combination of the foregoing, or (ii) any Non-Employee Director who is eligible to receive grants of Options pursuant to Article 11.

           "Performance Grant" shall have the meaning assigned to the term in
       Section 8.1.

           "Performance Grant Actual Value" shall have the meaning assigned to the term in Section 8.1.

           "Performance Grant Award Period" shall have the meaning assigned to the term in Section 8.3.

           "Performance Shares" means Shares that are subject to restrictions based upon the attainment of specified performance objectives granted pursuant to Article 8.

           "Permitted Transfer" means, as authorized by the Plan and the Administrator, with respect to an interest in a Non-Qualified Stock Option, any transfer effected by the Participant during the Participant's lifetime of an interest in such Non-Qualified Stock Option but only such transfers which are by gift or pursuant to domestic relations orders. A permitted transfer does not include any transfer for value and neither transfers under a domestic relations order in settlement of marital property rights or to an entity in which more than 50% of the voting interests are owned by Family Members or the Participant in exchange for an interest in that entity are deemed transfers for value.

           "Pink Sheets" means Pink Sheets, LLC.

           "Plan" means this 2003 Equity Incentive Plan.

           "Related Employment" means the employment or performance of services by an individual for an employer that is neither the Company, any Parent, Subsidiary nor Affiliate, provided that (i) such employment or performance of services is undertaken by the individual at the request of the Company or any Parent, Subsidiary or Affiliate, (ii) immediately prior to undertaking such employment or performance of services, the individual was employed by or performing services for the Company or any Parent, Subsidiary or Affiliate or was engaged in Related Employment, and
       (iii) such employment or performance of services is in the best interests of the Company and is recognized by the Administrator, as Related Employment. The death or Disability of an individual during a period of Related Employment shall be treated, for purposes of this Plan, as if the death or onset of Disability had occurred while the individual was employed by or performing services for the Company or a Parent, Subsidiary or Affiliate.

           "Restricted Stock" means Shares subject to certain restrictions granted pursuant to Article 7.

           "Restricted Period" means the period of time Restricted Stock remains subject to restrictions imposed on the Award of such Restricted Stock.

           "Rule 16b-3" shall have the meaning assigned to the term in Section 2.1.

           "Securities Act" means the Securities Act of 1933, as amended from time to time.

           "Shares" means shares of Common Stock reserved for issuance under or issued pursuant to the Plan, as adjusted pursuant to Article 4, and any successor security.

           "Stock Appreciation Right" means the right pursuant to an Award granted under Article 6 to receive an amount equal to the excess, if any, of (i) the Fair Market Value, as of the date such Stock Appreciation Right or portion thereof is surrendered, of the Shares covered by such right or such portion thereof, over (ii) the aggregate exercise price of such right or such portion thereof as established by the Administrator at the time of the grant of such Award (or such other exercise price thereafter established by the Administrator with the consent of the Participant granted such Award where required by the Plan).

           "Stock Bonus" means an Award granted pursuant to Article 9.

           "Subsidiary" means any corporation (other than the Company) in an unbroken chain of corporations beginning with the Company, if each of the corporations (other than the last corporation) in the unbroken chain owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in the chain.

           "Ten Percent Stockholder" shall have the meaning assigned to the term in Section 5.4.

           "Termination" or "Terminated" means, for purposes of the Plan with respect to a Participant, that such Participant has for any reason ceased to provide services as an employee, officer, director, consultant, independent contractor, or advisor to the Company or any Parent, Subsidiary or Affiliate of the Company. A

       Participant will not be deemed to have ceased to provide services in the case of (i) sick leave, (ii) military leave, or (iii) any other leave of absence approved by the Administrator, provided, that such leave is for a period of not more than 90 days, unless reemployment or reinstatement upon the expiration of such leave is guaranteed by contract or statute or unless provided otherwise pursuant to formal policy adopted from time to time by the Company and issued and promulgated to employees and other Participants in writing. In the case of any Participant on an approved leave of absence, the Administrator may make such provisions respecting suspension of vesting of any Award previously granted to such Participant while such Participant is on leave from the Company or any Parent, Subsidiary or Affiliate of the Company as the Administrator may deem appropriate, except that in no event may an Option be exercised after the expiration of the term set forth in the Award Agreement with respect to such Option. The Administrator will have sole discretion to determine whether a Participant has ceased to provide services and the applicable Termination Date.

           "Termination Date" means the effective date of Termination, as determined by the Administrator.


ARTICLE 2. ADMINISTRATION.

2.1. Administration in Accordance with the Code and Exchange Act. The Plan shall be administered in accordance with the requirements of Section 162(m) of the Code (but only to the extent necessary and desirable to maintain qualification of Awards under the Plan under Section 162(m) of the Code) and, to the extent applicable, Rule 16b-3 under the Exchange Act ("Rule 16b-3"), by the Board or, at the Board's sole discretion, by the Committee, which shall be appointed by the Board, and which shall serve at the pleasure of the Board.

2.2. Administrator's Powers. Except for automatic grants to Non-Employee Directors pursuant to Article 11, and subject to the general purposes, terms and conditions of this Plan, the Administrator will have full power to implement and carry out this Plan. Except for automatic grants to Non-Employee Directors pursuant to Article 11, the Administrator will have the authority to:

            (a) construe and interpret this Plan, any Award Agreement and any other agreement or document executed pursuant to this Plan;

            (b) prescribe, amend and rescind rules and regulations relating to this Plan or any Award;

            (c) select persons to receive Awards;

            (d) determine the form and terms of Awards;

            (e) determine the number of Shares or other consideration subject to Awards;

            (f) determine whether Awards will be granted singly, in combination with, in tandem with, in replacement of, or as alternatives to, other Awards under this Plan or any other incentive or compensation plan of the Company or any Parent, Subsidiary or Affiliate of the Company;

            (g) grant waivers of Plan or Award conditions;

            (h) determine the vesting, exercisability and payment of Awards;

            (i) correct any defect, supply any omission or reconcile any inconsistency in the Plan, any Award or any Award Agreement;

            (j) make any adjustments necessary or desirable as a result of the granting of an Award to an Eligible Participant located outside the United States;

            (k) determine whether an Award has been earned; and

            (l) make all other determinations necessary or advisable for the administration of the Plan.

2.3. Administrator's Discretion Final. Except for automatic grants to Non-Employee Directors pursuant to Article 11, any determination made by the Administrator with respect to any Award will be made in the Administrator's sole discretion at the time of grant of the Award or, unless in contravention of any express term of the Plan or Award, at any later time, and such determination will be final and binding on the Company and on all persons having an interest in any Award under the Plan.

2.4. Administrator's Method of Acting; Liability. The Administrator may act only by a majority of its members then in office, except that the members thereof may authorize any one or more of their members or any officer of the Company to execute and deliver documents or to take any other ministerial action on behalf of the Committee with respect to Awards made or to be made to Eligible Participants. No member of the Administrator and no officer of the Company shall be liable for anything done or omitted to be done by such member or officer, by any other member of the Administrator or by any officer of the Company in connection with the performance of duties under the Plan, except for such member's or officer's own willful misconduct or as expressly provided by law.

ARTICLE 3. PARTICIPATION.

3.1. Affiliates. If a Parent, Subsidiary or Affiliate of the Company wishes to participate in the Plan and its participation shall have been approved by the Board, the board of directors or other governing body of the Parent, Subsidiary or Affiliate, as the case may be, shall adopt a resolution in form and substance satisfactory to the Administrator authorizing participation by the Parent, Subsidiary or Affiliate in the Plan. A Parent, Subsidiary or Affiliate participating in the Plan may cease to be a participating company at any time by action of the Board or by action of the board of directors or other governing body of such Parent, Subsidiary or Affiliate, which latter action shall be effective not earlier than the date of delivery to the Secretary of the Company of a certified copy of a resolution of the Parent, Subsidiary or Affiliate's board of directors or other governing body taking such action. If the participation in the Plan of a Parent, Subsidiary or Affiliate shall terminate, such termination shall not relieve the Parent, Subsidiary or Affiliate of any obligations theretofore incurred by the Parent, Subsidiary or Affiliate, except as may be approved by the Administrator.

3.2. Participants. Incentive Stock Options may only be granted to employees (including officers and directors who are also employees) of the Company, or any Parent, Subsidiary or Affiliate of the Company. All other Awards may be granted to employees, officers, directors, consultants, independent contractors and advisors of the Company or any Parent, Subsidiary or Affiliate of the Company; provided, that such consultants, contractors and advisors render bona fide services to the Company or such Parent, Subsidiary or Affiliate of the Company not in connection with the offer and sale of securities in a capital-raising transaction. An Eligible Participant may be granted more than one Award under the Plan.

ARTICLE 4. AWARDS UNDER THE PLAN.

4.1. Types of Awards. Awards under the Plan may include, but need not be limited to, one or more of the following types, either alone or in any combination thereof:

            (a) Options;

            (b) Stock Appreciation Rights;

            (c) Restricted Stock;

            (d) Performance Grants;

            (e) Stock Bonuses; and

            (f) any other type of Award deemed by the Committee to be consistent with the purposes of the Plan (including, but not limited to, Awards of or options or similar rights granted with respect to unbundled stock units or components thereof, and Awards to be made to participants who are foreign nationals or are employed or performing services outside the United States).

4.2. Number of Shares Available Under the Plan. Subject to Sections 4.3 and 4.5, the total number of Shares reserved and available for grant and issuance pursuant to the Plan will be 1,750,000, plus Shares that are subject to:

            (a) issuance upon exercise of an Option previously granted but cease to be subject to such Option for any reason other than exercise of such Option;

            (b) an Award previously granted but forfeited or repurchased by the Company at the original issue price; and

            (c) an Award previously granted that otherwise terminates without Shares being issued.

      Shares may consist, in whole or in part, of authorized and unissued shares or treasury shares.

      The number of Shares which are transferred to the Company by a Participant to pay the exercise or purchase price of an Award will be subtracted from the number of Shares issued with respect to such Award for the purpose of counting Shares used under the Plan. Shares withheld to pay withholding taxes in connection with the exercise or repayment of an Award will not be counted as used under the Plan. In addition, shares covered by an Award which is settled in cash will not be counted as used under the Plan.

4.3. Annual Increases in the Number of Shares Available Under the Plan. Notwithstanding the terms of Section 4.2, on each August 1st, commencing with August 1, 2003, the aggregate number of Shares reserved and available for grant and issuance pursuant to the Plan will be increased automatically by a number of Shares equal to 10% of the total number of shares of Common Stock issued by the Company during the immediately preceding fiscal year of the Company, other than shares issued pursuant to the Plan; provided, however, that no more than 1,750,000 shares of Common Stock (subject to adjustment in accordance with Section 4.5) shall be issued under the Plan upon exercise of Incentive Stock Options.

4.4. Reservation of Shares. At all times, the Company shall reserve and keep available a sufficient number of Shares as shall be required to satisfy the requirements of all outstanding Options granted under the Plan and all other outstanding but unexercised Awards granted under the Plan.

4.5. Adjustment in Number of Shares Available Under the Plan. In the event that the number of outstanding shares of Common Stock is changed by a stock dividend, recapitalization, stock split, reverse stock split, subdivision, combination, reclassification or similar change in the capital structure of the Company without consideration, then (a) the number of Shares reserved for issuance under the Plan, (b) the number of Shares that may be granted pursuant to the Plan, and (c) the Exercise Prices of and number of Shares subject to outstanding Options and other Awards, will be proportionately adjusted, subject to any required action by the Board or the stockholders of the Company and compliance with applicable securities laws; provided, however, that, upon occurrence of such an event, fractions of a Share will not be issued upon exercise of an Award but will, upon such exercise, either be replaced by a cash payment equal to the Fair Market Value of such fraction of a Share on the effective date of such an event or will be rounded up to the nearest whole Share, as determined by the Administrator.

4.6.  Rights with Respect to Common Shares and Other Securities.

            (a) Unless otherwise determined by the Administrator, a Participant to whom an Award of Restricted Stock has been made (and any person succeeding to such Participant's rights with respect to such Award pursuant to the Plan) shall have, after issuance of a certificate or copy thereof for the number of Shares so awarded and prior to the expiration of the Restricted Period or the earlier repurchase of such Shares as provided in the Plan or Award Agreement with respect to such Award of Restricted Stock, ownership of such Shares, including the right to vote the same and to receive dividends or other distributions made or paid with respect to such Shares (provided that such Shares, and any new, additional or different shares, or other securities or property of the Company, or other forms of consideration which the Participant may be entitled to receive with respect to such Shares as a result of a stock split, stock dividend or any other change in the corporate or capital structure of the Company, shall be subject to the restrictions of the Plan as determined by the Administrator), subject, however, to the options, restrictions and limitations imposed thereon pursuant to the Plan. Notwithstanding the foregoing, unless otherwise determined by the Administrator, a Participant with whom an Award Agreement is made to issue Shares in the future shall have no rights as a stockholder with respect to Shares related to such Award Agreement until a stock certificate evidencing such Shares is issued to such Participant.

            (b) Unless otherwise determined by the Administrator, a Participant to whom a grant of Stock Options, Stock Appreciation Rights, Performance Grants or any other Award is made (and any person succeeding to such Participant's rights pursuant to the Plan) shall have no rights as a stockholder with respect to any Shares or as a holder with respect to other securities, if any, issuable pursuant to any such Award until the date a stock certificate evidencing such Shares or other instrument of ownership, if any, is issued to such Participant. Except as provided in
      Section 4.5, no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities, other property or other forms of consideration, or any combination thereof) for which the record date is prior to the date such stock certificate or other instrument of ownership, if any, is issued.

ARTICLE 5. STOCK OPTIONS.

5.1. Grant; Determination of Type of Option. The Administrator may grant one or more Options to an Eligible Participant and will determine (a) whether each such Option will be an Incentive Stock Option or a Non- Qualified Stock Option, (b) the number of Shares subject to each such Option, (c) the Exercise Price of each such Option, (d) the period during which each such Option may be exercised, and (e) all other terms and conditions of each such Option, subject to the terms and conditions of this Article 5. The Administrator may grant an Option either alone or in conjunction with Stock Appreciation Rights, Performance Grants or other Awards, either at the time of grant or by amendment thereafter. The maximum number of Shares that may be Awarded under Options to any Participant during any calendar year shall be limited to 450,000 Shares (subject to adjustment as provided in Section 4.5).

5.2. Form of Option Award Agreement. Each Option granted under the Plan will be evidenced by an Award Agreement which will expressly identify the Option as an Incentive Stock Option or a Non-Qualified Stock Option, and, except as otherwise required by the terms of Article 11 hereof, will be in such form and contain such provisions (which need not be the same for each Participant or Option) as the Administrator may from time to time approve, and which will comply with and be subject to the terms and conditions of the Plan.

5.3. Date of Grant. The date of grant of an Option will be the date on which the Administrator makes the determination to grant such Option, unless otherwise specified by the Administrator.

5.4. Exercise Period. Each Option shall be exercisable within the times or upon the occurrence of one or more events determined by the Administrator and set forth in the Award Agreement governing such Option; provided, however, that no Option will be exercisable after the expiration of ten years from the date the Option is granted; and provided, further, however, that no Incentive Stock Option granted to a person who directly or by attribution owns more than 10% of the total combined voting power of all classes of stock of the Company or of any Parent, Subsidiary or Affiliate of the Company (each, a "Ten Percent Stockholder") will be exercisable after the expiration of five years from the date such Incentive Stock Option is granted. The Administrator also may provide for an Option to become exercisable at one time or from time to time, periodically or otherwise, in such number of Shares or percentage of Shares as the Administrator determines. Unless otherwise determined by the Administrator, but excluding Options granted pursuant to Article 11, an Option shall be exercisable as follows:

            (a) up to 25% of the number of Shares subject to such Option commencing on the first anniversary of the date of grant of such Option;

            (b) up to an additional 25% of the number of Shares subject to such Option commencing on the second anniversary of the date of grant of such Option;

            (c) up to an additional 25% of the number of Shares subject to such Option commencing on the third anniversary of the date of grant of such Option; and

            (d) up to an additional 25% of the number of Shares subject to such Option commencing on the fourth anniversary of the date of grant of such Option.

5.5. Exercise Price. The Exercise Price of an Option will be determined by the Administrator when the Option is granted and may be not less than 85% of the per share Fair Market Value of the Shares subject to such Option on the date of grant of such Option; provided, however, that: (a) the Exercise Price of an Incentive Stock Option will be not less than 100% of the per share Fair Market Value of such Shares on the date of such grant and (b) the Exercise Price of any Incentive Stock Option granted to a Ten Percent Stockholder will not be less than 110% of the per share Fair Market Value of such Shares on the date of such grant. Payment for the Shares purchased shall be made in accordance with Article 10 of the Plan.

5.6. Method of Exercise. An Option may be exercised only by delivery to the Company of an irrevocable written exercise notice (a) identifying the Option being exercised, (b) stating the number of Shares being purchased,
      (c) providing any other matters required by the Award Agreement with respect to such Option, and (d) containing such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Such exercise notice shall be accompanied by payment in full of the Exercise Price for the number of Shares being purchased in accordance with Article 10 and the executed Award Agreement with respect to such Option.

5.7. Termination. Unless otherwise provided in an Award Agreement, exercise of Options shall be subject to the following:

            (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise each of such Participant's Options (i) only to the extent that such Options would have been exercisable on the Termination Date and (ii) no later than three months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any exercise beyond three months after the Termination Date deemed to be an exercise of an Non-Qualified Stock Option), but in any event, no later than the original expiration date of such Option;

            (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three months after a Termination other than for Cause or because of Participant's Disability), then each of such Participant's Options (i) may be exercised only to the extent that such Option would have been exercisable by Participant on the Termination Date and (ii) must be exercised by Participant (or Participant's legal representative or authorized assignee) no later than twelve months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator, with any such exercise beyond (A) three months after the Termination Date when the Termination is for any reason other than the Participant's death or Disability or (B) twelve months after the Termination Date when the Termination is because of Participant's death or Disability, deemed to be an exercise of a Non-Qualified Stock Option), but in any event no later than the original expiration date of such Option;

            (c) Notwithstanding the provisions in paragraphs 5.7(a) and 5.7(b), if a Participant is terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold an Option shall be entitled to exercise such Option whatsoever, whether or not, after the Termination Date, the Participant may receive payment from the Company or any Parent, Subsidiary or Affiliate of the Company for vacation pay, for services rendered prior to the Termination Date, for services rendered for the day on which Termination occurs, for salary in lieu of notice, for severance or for any other benefits; provided, however, in making such a determination, the Administrator shall give the Participant an opportunity to present to the Administrator evidence on Participant's behalf that the provisions of this paragraph 5.7(c) should not apply and, in the alternative, paragraph 5.7(a) or 5.7(b) shall apply; provided, further, however, that, for the purpose of this paragraph 5.7(c), Termination shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that such Participant is Terminated.

5.8. Limitations on Exercise. The Administrator may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option, provided, that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which the Option is then exercisable.

5.9. Limitations on Incentive Stock Options. The aggregate Fair Market Value (as determined as of the date of grant) of Shares with respect to which an Incentive Stock Option are exercisable for the first time by a Participant during any calendar year (under the Plan or under any other incentive stock option plan of the Company, and any Parent, Subsidiary and Affiliate of the Company) will not exceed $100,000. If the Fair Market Value of Shares on the date of grant with respect to which Incentive Stock Option(s) are exercisable for the first time by a Participant during any calendar year exceeds $100,000, then the Option(s) for the first $100,000 worth of Shares to become exercisable in such calendar year will be deemed Incentive Stock Option(s) and the Option(s) that become exercisable in such calendar year for the number of Shares which have a Fair Market Value in excess of $100,000 will be deemed to be Non-Qualified Stock Option(s). In the event that the Code or the regulations promulgated thereunder are amended after the effective date of the Plan to provide for a different limit on the Fair Market Value of Shares permitted to be subject to Incentive Stock Options, such different limit will be automatically incorporated herein and will apply to any Options granted after the effective date of such amendment.

5.10. Modification, Extension or Renewal. The Administrator may modify, extend or renew any outstanding Option and authorize the grant of one or more new Options in substitution therefor; provided that any such action may not, without the written consent of a Participant, impair any of such Participant's rights under any Option previously granted. Any outstanding Incentive Stock Option that is modified, extended, renewed or otherwise altered will be treated in accordance with Section 424(h) and other applicable provisions of the Code. The Administrator may reduce the Exercise Price of any outstanding Option of a Participant without the consent of the Participant affected by delivering a written notice to the Participant; provided, however, that the Exercise Price may not be reduced below the minimum Exercise Price that would be permitted under Section 5.5 for Options granted on the date the action is taken to reduce such Exercise Price.

5.11. No Disqualification. Notwithstanding any other provision in the Plan, no term of the Plan relating to an Incentive Stock Option will be interpreted, amended or altered, nor will any discretion or authority granted under the Plan be exercised, so as to disqualify the Plan under
      Section 422 of the Code or, without the consent of the Participant affected, to disqualify any Incentive Stock Option under Section 422 of the Code.

5.12. Prohibition Against Transfer. No Option may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or pursuant to a domestic relations order, and a Participant's Option shall be exercisable during such Participant's lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order.

ARTICLE 6. STOCK APPRECIATION RIGHTS.

6.1.  Grant of Stock Appreciation Rights.

            (a) The Administrator may grant Stock Appreciation Rights either alone, or in conjunction with the grant of an Option, Performance Grant or other Award, either at the time of grant or by amendment thereafter. Each Award of Stock Appreciation Rights granted under the Plan shall be evidenced by an instrument in such form as the Administrator shall prescribe from time to time in accordance with the Plan and shall comply with the following terms and conditions, and with such other terms and conditions, including, but not limited to, restrictions upon the Award of Stock Appreciation Rights or the Shares issuable upon exercise thereof, as the Administrator shall establish.

            (b) The Administrator shall determine the number of Shares to be subject to each Award of Stock Appreciation Rights. The number of Shares subject to an outstanding Award of Stock Appreciation Rights may be reduced on a share-for-share or other appropriate basis, as determined by the Administrator, to the extent that Shares under such Award of Stock Appreciation Rights are used to calculate the cash, Shares, or other securities or property of the Company, or other forms of payment, or any combination thereof, received pursuant to exercise of an Option attached to such Award of Stock Appreciation Rights, or to the extent that any other Award granted in conjunction with such Award of Stock Appreciation Rights is paid.

6.2. Prohibition Against Transfer. No Award of Stock Appreciation Rights may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of the descent and distribution or pursuant to a domestic relations order, and Stock Appreciation Rights Awarded to a Participant shall be exercisable during such Participant's lifetime only by such Participant or such person receiving such Option pursuant to a domestic relations order. Unless the Administrator determines otherwise, the Award of Stock Appreciation Rights to a Participant shall not be exercisable for at least six months after the date of grant, unless such Participant is Terminated before the expiration of such six-month period by reason of such Participant's Disability or death.

6.3.  Exercise. The Award of Stock Appreciation Rights shall not be exercisable:

            (a) in the case of any Award of Stock Appreciation Rights that are attached to an Incentive Stock Option granted to a Ten Percent Employee, after the expiration of five years from the date such Incentive Stock Option is granted, and, in the case of any other Award of Stock Appreciation Rights, after the expiration of ten years from the date of such Award. Any Award of Stock Appreciation Rights may be exercised during such period only at such time or times and in such installments as the Administrator may establish;

            (b) unless the Option or other Award to which the Award of Stock Appreciation Rights is attached is at the time exercisable; and

            (c) unless the Participant exercising the Award of Stock Appreciation Rights has been, at all times during the period beginning with the date of the grant thereof and ending on the date of such exercise, employed by or otherwise performing services for the Company or any Parent, Subsidiary or Affiliate of the Company, except that

                  (i) in the case of any Award of Stock Appreciation Rights
            (other than those attached to an Incentive Stock Option), if such Participant is Terminated solely by reason of a period of Related Employment, the Participant may, during such period of Related Employment, exercise the Award of Stock Appreciation Rights as if such Participant had not been Terminated;

                  (ii) if such Participant is Terminated by reason of such
            Participant's Disability or early, normal or deferred retirement under an approved retirement program of the Company or any Parent, Subsidiary or Affiliate of the Company (or such other plan or arrangement as may be approved by the Administrator for this purpose) while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant may, at any time within three years (or such other period determined by the Administrator) after the Termination Date (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on the Termination Date, or with respect to such greater number of Shares as determined by the Administrator;

                  (iii) if such Participant is Terminated for reasons other than
            Related Employment, Disability, early, normal or deferred retirement or death while holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such person may exercise the Award of Stock Appreciation Rights at any time during the period, if any, which the Administrator approves (but in no event after the Award of Stock Appreciation Rights expires) following such Participant's Termination Date with respect to any Shares as to which such Participant could have exercised the Award of Stock Appreciation Rights on such Participant's Termination Date or as otherwise permitted by the Administrator; or

                  (iv) if any Participant to whom an Award of Stock Appreciation
            Rights has been granted shall die holding an Award of Stock Appreciation Rights which has not expired and has not been fully exercised, such Participant's executors, administrators, heirs or distributees, as the case may be, may, at any time within one year (or such other period determined by the Administrator) after the date of death (but in no event after the Award of Stock Appreciation Rights has expired), exercise the Award of Stock Appreciation Rights with respect to any Shares as to which the decedent Participant could have exercised the Award of Stock Appreciation Rights at the time of such death, or with respect to such greater number of Shares as may be determined by the Administrator.

6.4.  Exercise.

            (a) An Award of Stock Appreciation Rights shall entitle the Participant (or any person entitled to act under the provisions of clause
      (iv) of Paragraph 6.3(c)) to either (i) exercise such Award and receive payment in accordance with such Award or (ii) surrender unexercised the Option (or other Award) to which the Stock Appreciation Rights is attached (or any portion of such Option or other Award) to the Company and to receive from the Company in exchange therefor, without payment to the Company, that number of Shares having an aggregate value equal to the excess of the Fair Market Value of one Share, at the time of such exercise, over the Exercise Price per share, times the number of Shares subject to the Award or the Option (or other Award), or portion thereof, which is so exercised or surrendered, as the case may be. The Administrator shall be entitled to elect to settle the obligation arising out of the exercise of Stock

      Appreciation Rights by the payment of cash or other securities or property of the Company, or other forms of payment, or any combination thereof, as determined by the Administrator, equal to the aggregate value of the Shares the Company would otherwise be obligated to deliver. Any such election by the Administrator shall be made as soon as practicable after the receipt by the Company of written notice of the exercise of such Stock Appreciation Rights. The value of a Share, other securities or property of the Company, or other forms of payment determined by the Administrator for this purpose shall be the Fair Market Value of a Share on the last business day next preceding the date of the election to exercise such Stock Appreciation Rights, unless the Administrator determines otherwise and is set forth in the Award Agreement with respect to such Stock Appreciation Rights.

            (b) An Award of Stock Appreciation Rights may provide that such Stock Appreciation Rights shall be deemed to have been exercised at the close of business on the business day preceding the expiration date of such Stock Appreciation Rights or of the related Option (or other Award), or such other date as specified by the Administrator, if at such time such Stock Appreciation Rights has a positive value. Such deemed exercise shall be settled or paid in the same manner as a regular exercise thereof as provided in Paragraph 6.4(a).

6.5.  Fractional Shares. No fractional shares may be delivered under this
      Article 6, but, in lieu thereof, a cash or other adjustment shall be made as determined by the Administrator.

ARTICLE 7. RESTRICTED STOCK.

7.1. Grant. An Award of Restricted Stock is an offer by the Company to sell to an Eligible Participant Shares that are subject to restrictions. The Administrator will determine to whom an offer will be made, the number of Shares the person may purchase, the Exercise Price to be paid, the restrictions to which the Shares will be subject, and all other terms and conditions of the Restricted Stock Award, subject to the provisions of this Article 7.

7.2. Form of Restricted Stock Award. All purchases under an Award of Restricted Stock will be evidenced by an Award Agreement that will be in such form (which need not be the same for each Award of Restricted Stock or Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. The offer of Restricted Stock will be accepted by the Participant's execution and delivery of the Award Agreement evidencing the offer to purchase the Restricted Stock and full payment for the Shares to the Company within 30 days from the date such Award Agreement is tendered to such Eligible Participant. If such Eligible Participant does not execute and deliver such Award Agreement along with full payment for the Shares to the Company within such 30 day period, then such offer will terminate, unless otherwise determined by the Administrator.

7.3. Purchase Price. The Exercise Price of Shares sold pursuant to an Award of Restricted Stock will be determined by the Administrator on the date such Award is granted, except in the case of a sale to a Ten Percent Stockholder, in which case the Exercise Price will be 100% of the per share Fair Market Value on the date such Award is granted of the Shares subject to the Award. Payment of the Exercise Price may be made in accordance with Article 10 of the Plan.

7.4. Terms of Restricted Stock Awards. Each Award of Restricted Stock shall be subject to such restrictions as the Administrator may impose. These restrictions may be based upon completion of a specified number of years of service with the Company or upon completion of the performance goals as set out in advance in the Participant's individual Award Agreement. Awards of Restricted Stock may vary from Participant to Participant and between groups of Participants. Prior to the grant of an Award of Restricted Stock, the Administrator shall:

            (a) determine the nature, length and starting date of any performance period for the Restricted Stock Award;

            (b) select from among the performance factors to be used to measure performance goals, if any; and (c) determine the number of Shares that may be awarded to the Participant.

      Prior to the payment of any Restricted Stock pursuant to an Award, the Administrator shall determine the extent to which such Restricted Stock Award has been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Restricted Stock Awards that are subject to different performance periods and having different performance goals and other criteria.

7.5. Termination During Performance Period. If a Participant is Terminated during a performance period with respect to any Award of Restricted Stock for any reason, then such Participant will be entitled to payment (whether in Shares, cash or otherwise) with respect to the Restricted Stock Award only to the extent earned as of the date of Termination in accordance with the Award Agreement with respect to such Restricted Stock, unless the terms of such Award Agreement provide otherwise or the Administrator determines otherwise.

ARTICLE 8. PERFORMANCE GRANTS.

8.1. Award. The Award of a Performance Grant to a Participant will entitle such Participant to receive a specified amount (the "Performance Grant Actual Value") as determined by the Administrator; provided that the terms and conditions specified in the Plan and in the Award of such Performance Grant are satisfied. Each Award of a Performance Grant shall be subject to the terms and conditions set forth in this Article 8 and such other terms and conditions, including, but not limited to, restrictions upon any cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof, issued in respect of the Performance Grant, as the Administrator shall establish, shall be embodied in an Award Agreement in such form and substance as is approved by the Administrator.

8.2. Terms. The Administrator shall determine the value or range of values of a Performance Grant to be awarded to each Participant selected for an Award of a Performance Grant and whether or not such Performance Grant is granted in conjunction with an Award of Options, Stock Appreciation Rights, Restricted Stock or other type of Award, or any combination thereof, under the Plan (which may include, but need not be limited to, deferred Awards) concurrently or subsequently granted to such Participant (the "Associated Award"). As determined by the Administrator, the maximum value of each Performance Grant (the "Maximum Value") shall be:

            (a) an amount fixed by the Administrator at the time the award is made or amended thereafter;

            (b) an amount which varies from time to time based in whole or in part on the then current Fair Market Value of a Share, other securities or property of the Company, or other securities or property, or any combination thereof; or

            (c) an amount that is determinable from criteria specified by the Administrator.

      Performance Grants may be issued in different classes or series having different names, terms and conditions. In the case of a Performance Grant awarded in conjunction with an Associated Award, the Performance Grant may be reduced on an appropriate basis to the extent that the Associated Award has been exercised, paid to or otherwise received by the participant, as determined by the Administrator.

8.3. Award Period. The award period ("Performance Grant Award Period") in respect of any Performance Grant shall be a period determined by the Administrator. At the time each Performance Grant is made, the Administrator shall establish performance objectives to be attained within the Performance Grant Award Period as the means of determining the Performance Grant Actual Value of such Performance Grant. The performance objectives shall be based on such measure or measures of performance, which may include, but need not be limited to, the performance of the Participant, the Company, one or more Subsidiary, Parent or Affiliate of the Company, or one or more of divisions or units thereof, or any combination of the foregoing, as the Administrator shall determine, and may be applied on an absolute basis or be relative to industry or other indices, or any combination thereof. Each Performance Grant Actual Value of a Performance Grant shall be equal to the Performance Grant Maximum Value of such Performance grant only if the performance objectives are attained in full, but the Administrator shall specify the manner in which the Performance Grant Actual Value shall be determined if the performance objectives are met in part. Such performance measures, the Performance Grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, may be adjusted in any manner by the Administrator at any time and from time to time during or as soon as practicable after the Performance Grant Award Period, if it determines that such performance measures, the Performance Grant Actual Value or the Performance Grant Maximum Value, or any combination thereof, are not appropriate under the circumstances.

8.4. Termination. The rights of a Participant in Performance Grants awarded to such Participant shall be provisional and may be canceled or paid in whole or in part, all as determined by the Administrator, if such Participant's continuous employment or performance of services for the Company, any Parent, Subsidiary and Affiliate of the Company shall terminate for any reason prior to the end of the Performance Grant Award Period, except solely by reason of a period of Related Employment.

8.5. Determination of Performance Grant Actual Values. The Committee shall determine whether the conditions of Paragraphs 8.2 or 8.3 have been met and, if so, shall ascertain the Performance Grant Actual Value of Performance Grants. If a Performance Grant has no Performance Grant Actual Value, the Award of such Performance Grant shall be deemed to have been canceled and the Associated Award, if any, may be canceled or permitted to continue in effect in accordance with such Associated Award's terms. If a Performance Grant has a Performance Grant Actual Value and:

            (a) was not awarded in conjunction with an Associated Award, the Administrator shall cause an amount equal to the Performance Grant Actual Value of such Performance Grant to be paid to the Participant or the Participant's beneficiary as provided below; or

            (b) was awarded in conjunction with an Associated Award, the Administrator shall determine, in accordance with criteria specified by the Administrator, whether to (i) to cancel such Performance Grant, in which event no amount in respect thereof shall be paid to the Participant or the Participant's beneficiary, and the Associated Award may be permitted to continue in effect in accordance with the Associated Award's terms, (ii) pay the Performance Grant Actual Value to the Participant or the Participant's beneficiary as provided below, in which event such Associated Award may be canceled, or (iii) pay to the Participant or the Participant's beneficiary as provided below, the Performance Grant Actual Value of only a portion of such Performance Grant, in which case a complimentary portion of the Associated Award may be permitted to continue in effect in accordance with its terms or be canceled, as determined by the Administrator.

      Such determination by the Administrator shall be made as promptly as practicable following the end of the Performance Grant Award Period or upon the earlier termination of employment or performance of services, or at such other time or times as the Administrator shall determine, and shall be made pursuant to criteria specified by the Administrator.

8.6. Payment. Payment of any amount in respect of the Performance Grants which the Administrator determines to pay as provided in this Article 8 shall be made by the Company as promptly as practicable after the end of the Performance Grant Award Period or at such other time or times as the Administrator shall determine, and may be made in cash, Shares, other securities or property of the Company, or other forms of payment, or any combination thereof or in such other manner, as determined by the Administrator. Notwithstanding anything in this Article 8 to the contrary, the Administrator may determine and pay out a Performance Grant Actual Value of a Performance Grant at any time during the Performance Grant Award Period.

ARTICLE 9. STOCK BONUSES.

9.1. Awards of Stock Bonuses. A Stock Bonus is an Award of Shares (which may consist of Restricted Stock) for services rendered to the Company or any Parent, Subsidiary or Affiliate of the Company. A Stock Bonus may be awarded for services previously rendered to the Company, or any Parent, Subsidiary or Affiliate of the Company, pursuant to an Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. A Stock Bonus may be awarded upon satisfaction of such performance goals as are set out in advance in the Participant's individual Award Agreement that will be in such form (which need not be the same for each Participant) as the Administrator will from time to time approve, and will comply with and be subject to the terms and conditions of the Plan. Stock Bonuses may vary from Participant to Participant and between groups of Participants, and may be based upon the achievement of the Company, any Parent, Subsidiary or Affiliate of the Company and/or individual performance factors or upon such other criteria as the Administrator may determine.

9.2. Terms of Stock Bonuses. The Administrator will determine the number of Shares to be awarded to the Participant. If the Stock Bonus is being earned upon the satisfaction of performance goals set forth in an Award Agreement, then the Administrator will:

            (a) determine the nature, length and starting date of any performance period for each Stock Bonus;

            (b) select from among the performance factors to be used to measure the performance, if any; and

            (c) determine the number of Shares that may be awarded to the Participant.

      Prior to the payment of any Stock Bonus, the Administrator shall determine the extent to which such Stock Bonuses have been earned. Performance periods may overlap and Participants may participate simultaneously with respect to Stock Bonuses that are subject to different performance periods and different performance goals and other criteria. The number of Shares may be fixed or may vary in accordance with such performance goals and criteria as may be determined by the Administrator. The Administrator may adjust the performance goals applicable to the Stock Bonuses to take into account changes in law and accounting or tax rules and to make such adjustments as the Administrator deems necessary or appropriate to reflect the impact of extraordinary or unusual items, events or circumstances to avoid windfalls or hardships.

9.3. Form of Payment. The earned portion of a Stock Bonus shall be paid currently or on a deferred basis with such interest or dividend equivalent, if any, as the Administrator may determine. Payment may be made in the form of cash or whole Shares or a combination thereof, either in a lump sum payment or in installments, all as the Administrator will determine.

ARTICLE 10. PAYMENT FOR SHARE PURCHASES.

10.1. Payment. Payment for Shares purchased pursuant to this Plan may be made in cash (by check) or, where expressly approved for the Participant by the Administrator and where permitted by law:

            (a) by cancellation of indebtedness of the Company to the Participant;

            (b) by surrender of shares of Common Stock that either (i) have been owned by the Participant for more than six months and have been paid for within the meaning of Rule 144 promulgated under the Securities Act (and, if such shares were purchased from the Company by use of a promissory note, such note has been fully paid with respect to such shares) or (ii) were obtained by Participant in the public market;

            (c) by tender of a full recourse promissory note having such terms as may be approved by the Administrator and bearing interest at a rate sufficient to avoid imputation of income under Sections 483 and 1274 of the Code; provided, however, that Participants who are not employees or directors of the Company will not be entitled to purchase Shares with a promissory note unless the note is secured by collateral other than the Shares satisfactory to the Administrator;

            (d) by waiver of compensation due or accrued to the Participant for services rendered;

            (e) with respect only to purchases upon exercise of an Option, and provided that a public market for the Company's stock exists, (i) through a "same day sale" commitment from the Participant and a broker- dealer that is a member of the NASD whereby the Participant irrevocably elects to exercise the Option and to sell a portion of the Shares so purchased to pay for the Exercise Price, and whereby such broker-dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company, or (ii) through a "margin" commitment from the Participant and such broker-dealer whereby the Participant irrevocably elects to exercise the Option and to pledge the Shares so purchased to such broker-dealer in a margin account as security for a loan from such broker-dealer in the amount of the Exercise Price, and whereby such broker-dealer irrevocably commits upon receipt of such Shares to forward the Exercise Price directly to the Company; or

      (f) by any combination of the foregoing.

10.2. Loan Guarantees. The Company, in its sole discretion, may assist a Participant in paying for Shares purchased under the Plan by authorizing a guarantee by the Company of a third-party loan to the Participant.

ARTICLE 11. AUTOMATIC GRANTS TO OUTSIDE DIRECTORS.

11.1. Types of Options and Shares. Each Option granted under this Plan pursuant to this Article 11 shall be a Non- Qualified Stock Option.

11.2. Eligibility. Options subject to this Article 11 shall be granted only to Non-Employee Directors.

11.3. Initial Grant. Each Non-Employee Director who first becomes a member of the Board on or after the effective date of the Plan, will automatically be granted an Option for 25,000 Shares on the date such Non- Employee Director first becomes a member of the Board.

11.4. Exercise Price. The Exercise Price of an Option granted pursuant to this
      Article 11 shall be the Fair Market Value of a Share on the date that the Option is deemed granted.

11.5. Exercisability of Options. Each option granted pursuant to this Article 11 shall be exercisable immediately upon the grant of such Option with respect to one-half of the Shares subject to the option and one year from the date of grant with respect to the remaining Shares subject to the option.

11.6. Method of Exercise. An Option granted pursuant to this Article 11 may be exercised only by delivery to the Company of an irrevocable written exercise notice (a) identifying the Option being exercised, (b) stating the number of Shares being purchased, (c) providing any other matters required by the Award Agreement with respect to such Option, and (d) containing such representations and agreements regarding Participant's investment intent and access to information and other matters, if any, as may be required or desirable by the Company to comply with applicable securities laws. Such exercise notice shall be accompanied by payment in full of the Exercise Price for the number of Shares being purchased and the executed Award Agreement with respect to such Option.

11.7. Termination. Notwithstanding anything contained in Section 11.6 or in an Award Agreement, exercise of Options granted pursuant to this Article 11 shall always be subject to the following:

            (a) If the Participant is Terminated for any reason except death or Disability, then the Participant may exercise each of such Participant's Options (i) only to the extent that such Options would have been exercisable on the Termination Date and (ii) no later than three months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator), but in any event, no later than the original expiration date of such Option;

            (b) If the Participant is Terminated because of Participant's death or Disability (or the Participant dies within three months after a Termination other than for Cause or because of Participant's Disability), then each of such Participant's Options may be exercised only to the extent that such Option would have been exercisable by Participant on the Termination Date and must be exercised by the Participant (or the Participant's legal representative or authorized assignee) no later than twelve months after the Termination Date (or such longer time period not exceeding five years as may be determined by the Administrator), but in any event no later than the original expiration date of such Option;

            (c) Notwithstanding the provisions in paragraphs 11.7(a) and 11.7(b), if a Participant is Terminated for Cause, neither the Participant, the Participant's estate nor such other person who may then hold the Option shall be entitled to exercise any Option with respect to any Shares whatsoever, after termination of service, whether or not, after termination of service, the Participant may receive payment from the Company or any Parent, Subsidiary or Affiliate of the Company for services rendered prior to termination, for services rendered for the day on which termination occurs, or for any other benefits; provided, however, in making such a determination, the Administrator shall give the Participant an opportunity to present to the Administrator evidence on Participant's behalf that the provisions of this paragraph 11.7(c) should not apply and, in the alternative, paragraph 11.7(a) or 11.7(b) shall apply; provided, further, however, that, for the purpose of this paragraph 11.7(c), termination of service shall be deemed to occur on the date when the Company dispatches notice or advice to the Participant that such Participant's service is terminated.

11.8. Limitations on Exercise. The Administrator may specify a reasonable minimum number of Shares that may be purchased on any exercise of an Option granted pursuant to this Article 11, provided, that such minimum number will not prevent Participant from exercising the Option for the full number of Shares for which the Option is then exercisable.

11.9. Prohibition Against Transfer. No Option granted pursuant to this Article 11 may be sold, assigned, transferred, pledged, hypothecated or otherwise disposed of, except by will or the laws of descent and distribution or pursuant to a domestic relations order, and a Participant's Option shall be exercisable during such Participant's lifetime only by such Participant or such person receiving the Option pursuant to a domestic relations order.

ARTICLE 12. DEFERRAL OF COMPENSATION.

12.1. Deferral of Compensation. The Administrator shall determine whether or not an Award to a Participant shall be made in conjunction with deferral of such Participant's salary, bonus or other compensation, or any combination thereof, and whether or not such deferred amounts may be:

            (a) forfeited to the Company or to other Participants, or any combination thereof, under certain circumstances (which may include, but need not be limited to, certain types of Termination of employment or performance of services for the Company, or any Parent, Subsidiary or Affiliate of the Company);

            (b) subject to increase or decrease in value based upon the attainment of or failure to attain, respectively, certain performance measures; and/or

            (c) credited with income equivalents (which may include, but need not be limited to, interest, dividends or other rates of return) until the date or dates of payment of such Award, if any.

ARTICLE 13. DEFERRED PAYMENT OF AWARDS.

13.1. Deferred Payment of Awards. The Administrator may specify that the payment of all or any portion of cash, Shares, other securities or property of the Company, or any other form of payment, or any combination thereof, under an Award shall be deferred until a later date. Deferrals shall be for such periods or until the occurrence of such events, and upon such terms, as the Administrator shall determine. Deferred payments of Awards may be made by undertaking to make payment in the future based upon the performance of certain investment equivalents (which may include, but need not be limited to, government securities, Shares, other securities, property or consideration, or any combination thereof), together with such additional amounts of income equivalents (which may be compounded and may include, but need not be limited to, interest, dividends or other rates of return, or any combination thereof) as may accrue thereon until the date or dates of payment, such investment equivalents and such additional amounts of income equivalents to be determined by the Administrator.

ARTICLE 14. AMENDMENT OR SUBSTITUTION OF AWARDS UNDER THE PLAN.

14.1. Amendment or Substitution of Awards Under the Plan. The terms of any outstanding Award under the Plan may be amended from time to time by the Administrator in any manner that the Administrator deems appropriate (including, but not limited to, acceleration of the date of exercise of any Award and/or payments thereunder, or reduction of the Exercise Price of an Award); provided, however, that no such amendment shall adversely affect in a material manner any right of a Participant under such Award without the Participant's written consent. The Administrator may permit or require holders of Awards to surrender outstanding Awards as a condition precedent to the grant of new Awards under the Plan.

ARTICLE 15. DESIGNATION OF BENEFICIARY BY PARTICIPANT.

15.1. Designation of Beneficiary by Participant. A Participant may designate one or more beneficiaries to receive any rights and payments to which such Participant may be entitled in respect of any Award in the event of such Participant's death. Such designation shall be on a written form acceptable to and filed with the Administrator. The Administrator shall have the right to review and approve beneficiary designations. A Participant may change the Participant's beneficiary(ies) from time to time in the same manner as the original designation, unless such Participant has made an irrevocable designation. Any designation of beneficiary under the Plan (to the extent it is valid and enforceable under applicable law) shall be controlling over any other disposition, testamentary or otherwise, as determined by the Administrator. If no designated beneficiary survives the Participant and is living on the date on which any right or amount becomes payable to such Participant's beneficiary(ies), such payment will be made to the legal representatives of the Participant's estate, and the term "beneficiary" as used in the Plan shall be deemed to include such person or persons. If there is any question as to the legal right of any beneficiary to receive a distribution under the Plan, the Administrator may determine that the amount in question be paid to the legal representatives of the estate of the Participant, in which event the Company, the Administrator, the Board and the Committee and the members thereof will have no further liability to any person or entity with respect to such amount.

ARTICLE 16. CHANGE IN CONTROL.

16.1. Effect of a Change in Control. Upon any Change in Control:

            (a) each Stock Option and Stock Appreciation Right that is outstanding on the date of such Change in Control shall be exercisable in full immediately;

            (b) all restrictions with respect to Restricted Stock shall lapse immediately, and the Company's right to repurchase or forfeit any Restricted Stock outstanding on the date of such Change in Control shall thereupon terminate and the certificates representing such Restricted Stock and the related stock powers shall be promptly delivered to the Participants entitled thereto; and

            (c) all Performance Grant Award Periods for the purposes of determining the amounts of Awards of Performance Grants shall end as of the end of the calendar quarter immediately preceding the date of such Change in Control, and the amount of the Performance Grant payable shall be the portion of the maximum possible Performance Grant allocable to the portion of the Performance Grant Award Period that had elapsed and the results achieved during such portion of the Performance Grant Award Period.

16.2. Change of Control. For this purpose, a Change in Control shall be deemed to occur when and only when any of the following events first occurs:

            (a) any person who is not currently a stockholder of the Company becomes the beneficial owner, directly or indirectly, of securities of the Company representing 30% or more of the combined voting power of the Company's then outstanding voting securities;

            (b) three or more directors, whose election or nomination for election is not approved by a majority of the Incumbent Board, are elected within any single 24-month consecutive period to serve on the Board;

            (c) members of the Incumbent Board cease to constitute a majority of the Board without the approval of the remaining members of the Incumbent Board; or

            (d) any merger (other than a merger where the Company is the survivor and there is no accompanying Change in Control under clauses (a),
      (b) or (c) of this Section 16.2), consolidation, liquidation or dissolution of the Company, or the sale of all or substantially all of the assets of the Company.

      Notwithstanding the foregoing, a Change in Control shall not be deemed to occur pursuant to clause (a) of this Section 16.2 solely because 30% or more of the combined voting power of the Company's outstanding securities is acquired by one or more employee benefit plans maintained by the Company or by any other employer, the majority interest in which is held, directly or indirectly, by the Company. For purposes of this Article 16, the terms "person" and "beneficial owner" shall have the meaning set forth in Sections 3(a) and 13(d) of the Exchange Act, and in the regulations promulgated thereunder.

ARTICLE 17. PLAN AMENDMENT OR SUSPENSION.

17.1. Plan Amendment or Suspension. The Plan may be amended or suspended in whole or in part at any time and from time to time by the Board, but no amendment shall be effective unless and until the same is approved by stockholders of the Company where the failure to obtain such approval would adversely affect the compliance of the Plan with Sections 162 and 422 of the Code, Rule 16b-3 and/or with any other applicable law, rule or regulation. No amendment of the Plan shall adversely affect in a material manner any right of any Participant with respect to any Award theretofore granted without such Participant's written consent.

ARTICLE 18. PLAN TERMINATION.

18.1. Method of Plan Termination. The Plan shall terminate upon the earlier of the following dates or events to occur:

            (a) upon the adoption of a resolution of the Board terminating the Plan; or

            (b) May 28, 2013, provided, however, that the Board may, prior to May 28, 2013, extend the term of the Plan for an additional period of up to five years for the grant of Awards other than Incentive Stock Options.

18.2. Effect of Termination on Outstanding Awards. No termination of the Plan shall materially alter or impair any of the rights or obligations of any person, without such person's consent, under any Award theretofore granted under the Plan, except that subsequent to termination of the Plan, the Administrator may make amendments permitted under Article 14.

ARTICLE 19. STOCKHOLDER APPROVAL.

19.1. Stockholder Approval. The Plan shall be submitted to the stockholders of the Company for their approval at a meeting of the stockholders of the Company to be duly held on or before May 28, 2004.

19.2. Effectiveness of Plan Prior to Stockholder Approval. The Plan shall not be effective and no Award shall be made hereunder unless and until the Plan has been approved by the stockholders of the Company as provided in
      Section 19.1. The stockholders shall be deemed to have approved and adopted the Plan only if it is approved at a duly held meeting of the stockholders by vote taken in the manner required by the laws of the State of Nevada and the applicable federal securities laws.

ARTICLE 20. TRANSFERABILITY.

20.1. Transferability. Except as may be approved by the Administrator where such approval shall not adversely affect compliance of the Plan with Sections 162 and 422 of the Code and/or Rule 16b-3, a Participant's rights and interest under the Plan may not be assigned or transferred, hypothecated or encumbered in whole or in part either directly or by operation of law or otherwise (except in the event of a Participant's death) including, but not by way of limitation, execution, levy, garnishment, attachment, pledge, bankruptcy or in any other manner; provided, however, that any Option or similar right (including, but not limited to, a Stock Appreciation Right) offered pursuant to the Plan shall not be transferable other than by will or the laws of descent or pursuant to a domestic relations order and shall be exercisable during the Participant's lifetime only by such Participant or such person receiving such Option or similar right pursuant to a domestic relations order.

ARTICLE 21. PRIVILEGES OF STOCK OWNERSHIP; RESTRICTIONS ON SHARES.

21.1. Voting and Dividends. No Participant will have any of the rights of a stockholder with respect to any Shares subject to or issued pursuant to the Plan until such Shares are issued to the Participant. After Shares are issued to the Participant, the Participant will be a stockholder and have all the rights of a stockholder with respect to such Shares, including the right to vote and receive all dividends or other distributions made or paid with respect to such Shares; provided, however, that if such Shares are Restricted Stock, then any new, additional or different securities the Participant may become entitled to receive with respect to such Shares by virtue of a stock dividend, stock split or any other change in the corporate or capital structure of the Company will be subject to the same restrictions as the Restricted Stock; provided, however, further, that the Participant will have no right to retain such stock dividends or stock distributions with respect to Restricted Stock that is repurchased at the Participant's Exercise Price in accordance with an Award Agreement with respect to such Restricted Stock.

21.2. Financial Statements. The Company will provide financial statements to each Participant prior to such Participant's purchase of Shares under the Plan, and to each Participant annually during the period such Participant has Awards outstanding; provided, however, that the Company will not be required to provide such financial statements to Participants whose services in connection with the Company assure them access to equivalent information.

21.3. Restrictions on Shares. At the discretion of the Administrator, the Company may reserve to itself and/or its assignee(s) in the Award Agreement a right to repurchase a portion of or all Shares issued pursuant to such Award Agreement and held by a Participant following such Participant's Termination at any time within 90 days after the later of Participant's Termination Date or the date Participant purchases Shares under the Plan, for cash and/or cancellation of purchase money indebtedness, at the Participant's Exercise Price or such other price as the Administrator may determine at the time of the grant of the Award.

ARTICLE 22. CERTIFICATES.

22.1. Certificates. All Shares or other securities delivered under this Plan will be subject to such stock transfer orders, legends and other restrictions as the Administrator may deem necessary or advisable, including restrictions under any applicable federal, state or foreign securities law, or any rules, regulations and other requirements promulgated under such laws or any stock exchange or automated quotation system upon which the Shares may be listed or quoted and each stock certificate evidencing such Shares and other certificates shall be appropriately legended.

ARTICLE 23. DEPOSIT OF SHARES; ESCROW.

23.1. Deposit of Shares; Escrow. To enforce any restrictions on a Participant's Shares, the Committee may require the Participant to deposit all stock certificates evidencing Shares, together with stock powers or other instruments of transfer approved by the Administrator, appropriately endorsed in blank, with the Company or an agent designated by the Company to hold in escrow until such restrictions have lapsed or terminated, and the Administrator may cause a legend or legends referencing such restrictions to be placed on the certificates. Any Participant who is permitted to execute a promissory note as partial or full consideration for the purchase of Shares under the Plan will be required to pledge and deposit with the Company all or part of the Shares so purchased as collateral to secure the payment of Participant's obligation to the Company under the promissory note; provided, however, that the Administrator may require or accept other or additional forms of collateral to secure the payment of such obligation and, in any event, the Company will have full recourse against the Participant under the promissory note notwithstanding any pledge of the Participant's Shares or other collateral. In connection with any pledge of the Shares, Participant will be required to execute and deliver a written pledge agreement in such form as the Administrator may from time to time approve. The

      Shares purchased with the promissory note may be released from the pledge on a pro rata basis as the promissory note is paid.

ARTICLE 24. EXCHANGE AND BUYOUT OF AWARDS.

24.1. Exchange. The Administrator may, at any time or from time to time, authorize the Company, with the consent of the respective Participants, to issue new Awards in exchange for the surrender and cancellation of any or all outstanding Awards.

24.2. Buyout of Awards. The Administrator may, at any time or from time to time, authorize the Company to buy from a Participant an Award previously granted with payment in cash, Shares (including Restricted Stock) or other consideration, based on such terms and conditions as the Administrator and the Participant may agree.

ARTICLE 25. SECURITIES LAW AND OTHER REGULATORY COMPLIANCE.

25.1. Compliance with Applicable Laws. An Award will not be effective unless such Award is made in compliance with all applicable federal and state securities laws, rules and regulations of any governmental body, and the requirements of any stock exchange or automated quotation system upon which the Shares may then be listed or quoted, as they are in effect on the date of grant of the Award and also on the date of exercise or other issuance. Notwithstanding any other provision in this Plan, the Company will have no obligation to issue or deliver stock certificates for Shares under this Plan prior to:

            (a) obtaining any approvals from governmental agencies that the Administrator determines are necessary or advisable; and/or

            (b) completion of any registration or other qualification of such Shares under any state or federal law or ruling of any governmental body that the Administrator determines to be necessary or advisable.

25.2. No Obligation to Register Shares or Awards. The Company will be under no obligation to register the Shares under the Securities Act or to effect compliance with the registration, qualification or listing requirements of any state securities laws, stock exchange or automated quotation system, and the Company will have no liability for any inability or failure to do so.

ARTICLE 26. NO RIGHT TO EMPLOYMENT OR CONTINUATION OF RELATIONSHIP.

26.1. No Right to Employment or Continuation of Relationship. Nothing in this Plan or any Award granted under the Plan will confer or be deemed to confer on any Participant any right to continue in the employ of, or to continue any other relationship with, the Company or any Parent, Subsidiary or Affiliate of the Company or limit in any way the right of the Company or any Parent, Subsidiary or Affiliate of the Company to terminate Participant's employment or other relationship at any time, with or without cause.

ARTICLE 27. NON-EXCLUSIVITY OF THE PLAN.

27.1. Non-Exclusivity of the Plan. Neither the adoption of the Plan by the Board, the submission of the Plan to the stockholders of the Company for approval, nor any provision of this Plan will be construed as creating any limitations on the power of the Board or the Committee to adopt such additional compensation arrangements as the Board may deem desirable, including, without limitation, the granting of stock options and bonuses otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.

ARTICLE 28. MISCELLANEOUS PROVISIONS.

28.1. No Rights Unless Specifically Granted. No Eligible Participant, employee or other person shall have any claim or right to be granted an Award under the Plan under any contract, agreement or otherwise. Determinations made by the Administrator under the Plan need not be uniform and may be made selectively among Eligible Participants under the Plan, whether or not such Eligible Participants are similarly situated.

28.2. No Rights Until Written Evidence Delivered. No Participant or other person shall have any right with respect to the Plan, the Shares reserved for issuance under the Plan or in any Award, contingent or otherwise, until written evidence of the Award, in the form of an Award Agreement, shall have been delivered to the recipient and all the terms, conditions and provisions of the Plan and the Award applicable to such recipient (and each person claiming under or through such recipient) have been met.

28.3. Compliance with Applicable Law. No Shares, other Company securities or property, other securities or property, or other forms of payment shall be issued hereunder with respect to any Award unless counsel for the Company shall be satisfied that such issuance will be in compliance with applicable federal, state, local and foreign legal, securities exchange and other applicable requirements.

28.4. Compliance with Rule 16b-3. It is the intent of the Company that the Plan comply in all respects with Rule 16b-3 under the Exchange Act, that any ambiguities or inconsistencies in construction of the Plan be interpreted to give effect to such intention and that if any provision of the Plan is found not to be in compliance with Rule 16b-3, such provision shall be deemed null and void to the extent required to permit the Plan to comply with Rule 16b-3.

28.5. Right to Withhold Payments. The Company and any Parent, Subsidiary and Affiliate of the Company shall have the right to deduct from any payment made under the Plan, any federal, state, local or foreign income or other taxes required by law to be withheld with respect to such payment. It shall be a condition to the obligation of the Company to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, upon exercise, settlement or payment of any Award under the Plan, that the Participant (or any beneficiary or person entitled to act) pay to the Company, upon its demand, such amount as may be requested by the Company for the purpose of satisfying any liability to withhold federal, state, local or foreign income or other taxes. If the amount requested is not paid, the Company may refuse to issue Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof. Notwithstanding anything in the Plan to the contrary, the Administrator may permit a Participant (or any beneficiary or person entitled to act) to elect to pay a portion or all of the amount requested by the Company for such taxes with respect to such Award, at such time and in such manner as the Administrator shall deem to be appropriate, including, but not limited to, by authorizing the Company to withhold, or agreeing to surrender to the Company on or about the date such tax liability is determinable, Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, owned by such person or a portion of such forms of payment that would otherwise be distributed, or have been distributed, as the case may be, pursuant to such Award to such person, having a fair market value equal to the amount of such taxes.

28.6. Expenses of Administration. The expenses of the Plan shall be borne by the Company. However, if an Award is made to an individual employed by or performing services for a Parent, Subsidiary or Affiliate of the Company:

            (a) if such Award results in payment of cash to the Participant, such Parent, Subsidiary or Affiliate shall pay to the Company an amount equal to such cash payment unless the Administrator shall otherwise determine;

            (b) if the Award results in the issuance by the Company to the Participant of Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, such Parent, Subsidiary or Affiliate of the Company shall, unless the Administrator shall otherwise determine, pay to the Company an amount equal to the fair market value thereof, as determined by the Administrator, on the date such Shares, other securities or property of the Company, other securities or property, or other forms of payment, or any combination thereof, are issued (or, in the case of the issuance of Restricted Stock or of Shares, other securities or property of the Company, or other securities or property, or other forms of payment subject to transfer and forfeiture conditions, equal to the fair market value thereof on the date on which they are no longer subject to such applicable restrictions), minus the amount, if any, received by the Company in respect of the purchase of such Shares, other securities or property of the Company, other securities or property or other forms of payment, or any combination thereof, all as the Administrator shall determine; and

            (c) the foregoing obligations of any such Parent, Subsidiary or Affiliate of the Company shall survive and remain in effect and binding on such entity even if its status as a Parent, Subsidiary or Affiliate of the Company should subsequently cease, except as otherwise agreed by the Company and such Parent, Subsidiary or Affiliate.

28.7. Unfunded Plan. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of assets to assure the payment of any Award under the Plan, and rights to the payment of Awards shall be no greater than the rights of the Company's general creditors.

28.8. Acceptance of Award Deemed Consent. By accepting any Award or other benefit under the Plan, each Participant and each person claiming under or through such Participant shall be conclusively deemed to have indicated such Participant's (or other person's) acceptance and ratification of, and consent to, any action taken by the Company, Administrator, Board or Committee or their respective delegates under the Plan.

28.9. Fair Market Value Determined By the Administrator. Fair market value in relation to other securities or property of the Company, other securities or property or other forms of payment of Awards under the Plan, or any combination thereof, as of any specific time, shall mean such value as determined by the Administrator in accordance with the Plan and applicable law.

28.10. Use of Terms. For the purposes of the Plan, in the use of any term, the singular includes the plural and the plural includes the singular wherever appropriate.

28.11. Filing of Reports. The appropriate officers of the Company shall cause to be filed any reports, returns or other information regarding Awards hereunder or any Shares issued pursuant hereto as may be required by
      Section 13 or 15(d) of the Exchange Act (or any successor provision) or any other applicable statute, rule or regulation.

28.12. Validity; Construction; Interpretation. The validity, construction, interpretation, administration and effect of the Plan, and of its rules and regulations, and rights relating to the Plan and Award Agreements and to Awards granted under the Plan, shall be governed by the substantive laws, but not the choice of law rules, of the State of Nevada and the General Corporation Law of the State of Nevada.

                                   APPENDIX C

                        2004 EMPLOYEE STOCK PURCHASE PLAN

                           AMERICAN VANTAGE COMPANIES
                        2004 EMPLOYEE STOCK PURCHASE PLAN

1.    PURPOSE OF THE PLAN.

The purpose of this American Vantage Companies 2004 Employee Stock Purchase Plan is to provide a method by which eligible employees of American Vantage Companies (the "Corporation") and the Corporation's subsidiary corporations (collectively with the Corporation, the "Company") may purchase shares of the common stock, par value $.01 per share (the "Common Stock"), of the Corporation by payroll deductions. By this process, eligible employees will have an opportunity to acquire an ownership interest in the Corporation and, thereby, a further incentive to promote the best interests of the Company. This Plan is intended to meet the requirements for an "employee stock purchase plan" under Section 423 of the Internal Revenue Code of 1986, as amended (the "Code"), and is to be interpreted and applied consistent with those requirements. This Plan shall be effective as of the date it is adopted by the Board of Directors (the "Board") of the Corporation, provided that the stockholders of the Corporation approve this Plan within the time period prescribed by applicable law. If stockholder approval is not obtained within such applicable period, then this Plan shall be rescinded, and all payroll deductions made under this Plan, if any, shall be fully refunded without interest.

2.    DEFINITIONS.

In addition to terms otherwise defined in this Plan, the following capitalized terms shall have the meanings assigned as follows:

"COMPENSATION COMMITTEE" means the compensation committee of the Board.

"ELIGIBLE EMPLOYEE" means each employee of the Company that has been:

(a) regularly scheduled to work at least 20 hours per week, including any such person who is on an authorized leave of absence, and

b) employed by the Company for at least 90 days prior to the applicable Grant Date.

Notwithstanding the foregoing, any employee of the Company who, after purchasing Shares under this Plan, would own 5% or more of the total combined voting power or value of all classes of stock of the Company, or any parent corporation or subsidiary corporation of the Company, is not eligible to participate in this Plan. Ownership of stock is determined in accordance with the provisions of
Section 424(d) of the Code. For all Plan purposes, the terms "parent corporation" and "subsidiary corporation" have the meanings set forth in Sections 424(e) and (f) of the Code, respectively.

"ENTRY DATE" means one of the dates on which Eligible Employees may commence participation in this Plan. Entry Dates shall be established by the Compensation Committee; provided, however, that, in no event, shall more than two Entry Dates be established in any calendar year.

"EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

"FAIR MARKET VALUE" as of a particular date shall mean the fair market value of a share of Common Stock as determined by the Compensation Committee; provided, however, that Fair Market Value shall mean:

(a) if the Common Stock is listed or admitted to trade on a national securities exchange, the closing price of the Common Stock, as published in The Wall Street Journal, of the principal national securities exchange on which the Common Stock is so listed or admitted to trade, on such date, or, if there is no trading of the Common Stock on such date, then the closing price of the Common Stock as quoted on the next preceding date on which there was trading in the Common Stock;

(b) if the Common Stock is not listed or admitted to trade on a national securities exchange but is listed and quoted on Nasdaq, the last sale price for the Common Stock on such date as reported by Nasdaq, or, if there is no reported trading of the Common Stock on such date, then the last sale price for the Common Stock on the next preceding date on which there was trading in the Common Stock;

(c) if the Common Stock is not listed or admitted to trade on a national securities exchange and is not listed and quoted on Nasdaq, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by the NASD;

(d) if the Common Stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and the last sale price and closing bid and asked prices are not furnished by the NASD, the last sale price, or, if a last sale price is not quoted, the mean between the closing bid and asked prices for the Common Stock on such date, in either case, as furnished by the Pink Sheets, LLC, or similar organization; and

(e) if the stock is not listed or admitted to trade on a national securities exchange, not listed and quoted on Nasdaq and if the last sale price and bid and asked prices for the Common Stock are not furnished by the NASD, Pink Sheets, LLC, or a similar organization, the value established in good faith by the Compensation Committee.

"GRANT DATE" means one of the dates on which Shares will be offered to Eligible Employees for purchase under this Plan as established by the Compensation Committee; provided, however, that, with respect to each Entry Date, the Grant Date shall be no less than 21 and no greater than 49 calendar days preceding such Entry Date.

"NASD" means the National Association of Securities Dealers, Inc.

"NASDAQ" means The Nasdaq Stock Market.

"OFFERING PERIOD" means, with respect to each Entry Date, the period that begins on the Entry Date and that ends on the Purchase Date with respect to such Entry Date. Offering Periods may overlap.

"PARTICIPATING EMPLOYEE" means, with respect to each Offering Period, an Eligible Employee who has satisfied the eligibility conditions of paragraph 3 of this Plan, has signed a Subscription Agreement, and has begun to have payroll deductions made by the Company in order to purchase Shares on the Purchase Date for such Offering Period.

"PLAN" means this 2004 Employee Stock Purchase Plan, as may be amended from time to time.

"PURCHASE DATE" means, with respect to each Offering Period, the last day of such Offering Period.

"SECURITIES ACT" means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

"SHARES" means the shares of the Common Stock available for issuance under this Plan.

3.    ELIGIBILITY TO PARTICIPATE.

Any Eligible Employee of the Company who is employed on a Grant Date is eligible to participate in this Plan as of the Entry Date that immediately follows such Grant Date. If an Eligible Employee elects not to participate on such Entry Date, he or she will not be permitted to commence participation in this Plan until the Entry Date which is the second Entry Date following the Entry Date which the Eligible Employee has elected not to participate in this Plan; provided, however, if a Participating Employee withdraws from this Plan in connection with a termination of employment with the Company, but is later re-hired by the Company, then that individual will become eligible to participate in this Plan at the next Entry Date immediately following such re-hiring.

4.    NUMBER OF SHARES TO BE OFFERED.

A total of 1.5 million Shares may be purchased under this Plan. With respect to each Offering Period, the Compensation Committee shall, no later than the Grant Date for such Offering Period, establish the maximum number of Shares eligible for purchase on the Purchase Date for such Offering Period.

5.    PURCHASE PRICE.

The purchase price per Share (the "Purchase Price") with respect to any Shares sold on each Purchase Date shall be the lower of:

(a) 85% of the Fair Market Value as of the Grant Date for the Offering Period terminating on such Purchase Date, or

(b) 85% of the Fair Market Value as of the Purchase Date for the Offering Period terminating on such Purchase Date.

6.    OFFERING OF SHARES FOR SUBSCRIPTION.

Shares shall be offered to Eligible Employees for subscription with respect to each Offering Period commencing on the Grant Date for such Offering Period and terminating on the Entry Date for such Offering Period. To subscribe, an Eligible Employee must complete, sign and deliver a subscription agreement (each, a "Subscription Agreement") to the Corporation no later than the Entry Date for such Offering Period. In the Subscription Agreement, the Eligible Employee shall indicate the dollar amount per pay period during the Offering Period to be utilized to purchase Shares on the Purchase Date with respect to such Offering Period. The aggregate amount to be utilized to purchase Shares on the Purchase Date by a Participating Employee with respect to such Offering Period is referred to in this Plan as the "Subscription Amount." The Subscription Amount shall be no less than 1% and no greater than 15% of the Participating Employee's base salary for the applicable Offering Period. Upon delivery of a completed, signed and dated Subscription Agreement, the Eligible Employee shall be deemed to be a Participating Employee with respect to the Offering Period which is the subject of such Subscription Agreement. The total amount so deducted from the Participating Employee's net pay during an Offering Period is referred to in this Plan as the Participating Employee's Subscription Amount.

7.    METHOD OF PAYMENT.

Payment of a Participating Employee's Subscription Amount shall be made through payroll deductions. Participation in this Plan is contingent on the Participating Employee's providing the Company with written authorization to withhold payroll deductions, which authorization shall be made pursuant to the Subscription Agreement. Notwithstanding the foregoing, a Participating Employee may arrange to pay any installment due for any payroll period directly to the Company in the event the Participating Employee is on an authorized unpaid leave of absence during such payroll period. Each subsidiary of the Corporation shall immediately forward to the Corporation all Subscription Amounts upon deduction from each Participating Employee's payroll.

8.    LIMIT ON AMOUNT OF SHARES SUBSCRIBED.

Notwithstanding anything contained in any Participating Employee's Subscription Agreement, the maximum amount that may be withheld or otherwise paid to the Corporation for the purchase of Shares under this Plan, and all other employee stock purchase plans qualifying under Section 423 of the Code, by a Participating Employee shall be $25,000 per calendar year. In the event of an aggregate over-subscription of Shares for any Offering Period, each Participating Employee's subscription with respect to such Offering Period shall be reduced on a pro rata basis so that the total number of Shares subject to subscription for such Offering Period does not exceed the maximum number of Shares authorized under paragraph 4 of this Plan.

9.    PURCHASE OF SHARES.

With respect to each Offering Period, unless a Participating Employee previously has withdrawn his or her subscription to purchase Shares as provided in paragraph 10(b) of this Plan, or has had his or her participation terminated as provided in paragraph 11 of this Plan, each Participating Employee will be deemed to have exercised his or her right to purchase Shares as of the Purchase Date of such Offering Period. The number of Shares purchased by the Participating Employee on such Purchase Date shall be equal to the whole number of Shares that may be purchased at the applicable Purchase Price with the total amount of payments made by the Participating Employee under this Plan that have not been refunded to the Participating Employee; provided, however, that, where the number of Shares otherwise purchasable by all Participating Employees on such Purchase Date exceeds the maximum number of Shares to be sold in such Offering Period, as established by the Compensation Committee pursuant to paragraph 4 of this Plan, the number of Shares to be purchased by each Participating Employee shall be proportionally reduced so that the total number of Shares purchased on such Purchase Date does not exceed the maximum number of Shares to be sold in such Offering Period. Any amount remaining after the purchase of full Shares on the Purchase Date will be refunded to the Participating Employees without interest.

10.   CHANGE IN PARTICIPATION AND WITHDRAWAL FROM PLAN.

(a) A Participating Employee may reduce his or her Subscription Amount at any time, on a prospective basis only, by giving written notice to the Corporation. Such a reduction shall take effect as soon as administratively feasible following the date when the Corporation is so notified.

(b) A Participating Employee may withdraw from this Plan and cancel his or her subscription at any time prior to the Purchase Date by giving written notice of cancellation to the Company. In that event, the Participating Employee may elect:

      (i) to have the entire amount paid to the effective date of withdrawal applied to the purchase of whole Shares on the Purchase Date, with any remaining amount to be refunded in cash without interest, or

      (ii)to have the entire amount paid to date refunded in cash without interest.

(c) The cash payments described in subparagraph (b) of this paragraph 10 will be as soon as administratively feasible after receipt of the written notice of cancellation.

11.   TERMINATION OF RIGHTS.

In the case of termination of employment for any reason (including, without limitation, by reason of death, disability, retirement, voluntary termination or termination with or without cause), the Participating Employee (or his or her beneficiary in the case of death or the administrator of his or her estate, in the case of death or disability) may, within sixty days after the happening of such event (but, in no event, on or after the Purchase Date), elect to withdraw from this Plan and cancel the Participating Employee's subscription and choose either of the alternatives described in subparagraph 10(b) of this Plan. A failure to make this election within such sixty-day (or shorter) period will be treated as a notice of cancellation and an election under clause (ii) of said subparagraph 10(b).

12.   DESIGNATION OF BENEFICIARY.

Each Participating Employee shall be permitted to designate his or her beneficiary under this Plan. Such designation shall be made in writing on a form prepared by or satisfactory to the Corporation, which designation shall be delivered to the Corporation. If a Participating Employee does not designate a beneficiary, any election rights otherwise subject to delegation to a beneficiary will be deemed delegated to the Participating Employee's estate.

13.   ISSUANCE OF SHARES.

As soon as administratively feasible after the purchase of Shares under this Plan, the Participating Employee will be issued the number of Shares so purchased, represented by a stock certificate registered in the name of the Participating Employee (or beneficiary, in the case of the death of the Participating Employee).

14.   UNPAID SUBSCRIPTION AMOUNTS.

If any installment is due and unpaid for 30 days without satisfactory arrangements for payment being made within such period, the Participating Employee's subscription shall be automatically canceled, all amounts previously paid shall be refunded in cash without interest, and the individual shall have no right to purchase Shares under this Plan.

15.   RIGHTS NOT TRANSFERABLE.

A Participating Employee's rights under this Plan are personal to the Participating Employee alone, and may not be disposed, transferred or assigned during his or her lifetime. After Shares have been issued under this Plan, those Shares shall no longer be subject to this paragraph 15, but shall remain subject to all applicable laws, including the Code, Securities Act and Exchange Act.

16.   APPLICATION OF FUNDS.

All funds held or received by the Corporation under this Plan may be used for any corporate purpose until applied to the purchase of Shares or refunded, and shall not be segregated from the general assets of the Corporation.

17.   ADMINISTRATION.

This Plan shall be administered by the Compensation Committee, which shall prescribe such rules as it deems necessary to administer this Plan, and the Compensation Committee shall have the sole and discretionary authority to resolve any questions regarding the interpretation or application of the terms of this Plan.

18.   AMENDMENT OR TERMINATION OF THIS PLAN.

(a) This Plan will terminate on December 31, 2009; provided, however, that shares of Common Stock issuable under the Plan with respect to Purchase Dates ending on or before December 31, 2009 may be issued after December 31, 2009.

(b) The Board shall have the right to amend, modify or terminate this Plan at any time without notice, provided that no Participating Employee's then-existing rights may be materially impaired without his or her consent, and provided further that any amendment of this Plan shall be subject to stockholder approval to the extent required by any federal or state law or the rules of any stock exchange on which the Shares may be listed.

19.   ADJUSTMENT OF SUBSCRIPTIONS.

In the event of any reorganization, recapitalization, stock split, stock dividend, merger, consolidation or any other change in the structure of the Common Stock, the Board or, to the extent permissible by applicable law, the Compensation Committee, may make such adjustment as it deems appropriate in the number, kind and subscription price of Shares available for purchase under this Plan.

20.   TAX WITHHOLDING.

The Company is authorized to withhold any amounts, including withholding from a Participating Employee's Subscription Amount, a distribution of Shares, or any payroll or other payment to the Participating Employee, as withholding taxes or other tax liabilities relating to the purchase of Shares under this Plan, and to take such other action as the Compensation Committee may deem necessary or advisable, to enable the Company and the Participating Employee(s) to satisfy obligations for the payment of withholding taxes or other tax liabilities relating to the purchase of Shares under this Plan.

21.   GOVERNING LAW.

This Plan will be governed and construed in accordance with the laws of the State of Nevada, without regard to its conflicts of laws provisions.

                           AMERICAN VANTAGE COMPANIES

The undersigned hereby appoints Ronald J. Tassinari and Anna M. Morrison, or either of them, attorneys and proxies with full power of substitution in each of them, in the name and stead of the undersigned, to vote as proxy all the shares of the undersigned in AMERICAN VANTAGE COMPANIES, a Nevada corporation (the "Corporation"), at the 2004 Annual Meeting of the Stockholders of the Corporation, scheduled to be held on June 11, 2004, and any adjournments or postponements thereof, as follows:

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF THE CORPORATION. The board recommends a vote FOR EACH OF THE LISTED
DIRECTOR-NOMINEES AND AGENDA ITEMS 2 AND 3.

1. Election of the following nominees to Class A of the Board of Directors of the Corporation:

         Audrey K. Tassinari                 Ronald J. Tassinari

            |_|   FOR the nominee listed above

            |_|   WITHHOLD authority to vote for all of the nominees

            |_|   WITHHOLD authority to vote for the following nominee:

               __________________________________________________
           (Name of nominee for which authority to vote for is denied)

2.    To amend the Corporation's 2003 Equity Incentive Plan:

            |_|  FOR               |_|  AGAINST               |_|  ABSTAIN

3.    To approve the Corporation's 2004 Employee Stock Purchase Plan:

            |_|  FOR               |_|  AGAINST               |_|  ABSTAIN

4. Upon such other business as may properly come before the Special Meeting or any adjournment thereof.

           |_|  GRANT AUTHORITY               |_|  WITHHOLD AUTHORITY

THE SHARES REPRESENTED HEREBY SHALL BE VOTED BY THE PROXIES, OR EITHER OF THEM, AS SPECIFIED AND, IN THEIR DISCRETION, UPON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR THE ABOVE-LISTED DIRECTOR-NOMINEES, AND FOR PROPOSALS 2 AND 3, AS SET FORTH ON THE REVERSE HEREOF. RECEIPT OF THE CORPORATION'S PROXY STATEMENT, DATED MAY 4, 2004, IS HEREBY ACKNOWLEDGED.

Dated:                     , 2004


                                ----------------------------------------- [L.S.]


                                ----------------------------------------- [L.S.]
                                (Note: Please sign exactly as your name appears hereon. Executors, administrators, trustees, etc. should so indicate when signing, giving full title as such. If signer is a corporation, execute in full corporate name by authorized officer. If shares are held in the name of two or more persons, all should sign.)



                       PLEASE MARK, DATE, SIGN AND RETURN
                     THIS PROXY IN THE ACCOMPANYING ENVELOPE